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                                                      Registration Nos.333-65170
                                                                       811-08561


    As filed With the Securities and Exchange Commission on January 23, 2003


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

             Pre-effective Amendment No.      [_]

             Post-Effective Amendment No.     [3]

                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                   [X]

             Amendment No.                    [2]


          AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R
                           (Exact Name of Registrant)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              2727-A Allen Parkway
                            Houston, Texas 77019-2191
         (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (713) 831-8470

                              Lauren W. Jones, Esq.
                             Deputy General Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
                     (Name and Address of Agent for Service)

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It is proposed that this filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b)

     [_]  on (date) pursuant to paragraph (b)

     [X]  80 days after filing pursuant to paragraph (a)(1)

     [_]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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
                                     PLATINUM INVESTOR /SM/ SURVIVOR II
              LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY (THE "POLICY") ISSUED BY
                              AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
                                      THROUGH ITS SEPARATE ACCOUNT VL-R


                         ADMINISTRATIVE CENTER:                           HOME OFFICE:                   PREMIUM PAYMENTS:

(EXPRESS DELIVERY)                        (U.S. MAIL)                     2727-A Allen Parkway           (EXPRESS PAYMENTS)
VUL Administration                        VUL Administration              Houston, Texas 77019-2191      Payment Processing Center
2727-A Allen Parkway                      P. O. Box 4880                  1-713-831-3443                 #1 Franklin Square
Houston, Texas 77019-2191                 Houston, Texas 77210-4880       1-888-325-9315                 Springfield, IL 62713-0001
1-713-831-3443, 1-888-325-9315                                                                           ( U.S. MAIL)
(Hearing Impaired) 1-888-436-5258                                                                        Payment Processing Center
Fax: 1-877-445-3098                                                                                      P.O. Box 0842
(EXCEPT PREMIUM PAYMENTS)                                                                                Carol Stream, IL 60132-0842

     This prospectus describes Platinum Investor Survivor II last survivor flexible premium variable life insurance Policies issued by AGL. If there are any differences between this prospectus and your Policy, the provisions of your Policy will control. Platinum
Investor Survivor II Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options. Platinum Investor Survivor II is based on the lives of two persons. We call each person a "contingent insured". We pay the death benefit proceeds upon the death of the last surviving contingent insured. You choose one of two death benefit options.

     This prospectus describes only the variable portions of the Policy, except where the fixed account is specifically mentioned.
Please read this prospectus carefully and keep it for future reference.

     Investment options. The AGL declared fixed interest account ("Fixed Account") is the fixed investment option for these
Policies. You can also use AGL's Separate VL-R ("Separate Account") to invest in the following variable investment options. You may change your selections from time to time.

..  AIM V.I. International Growth Fund-Class I                          .  Neuberger Berman Mid-Cap Growth  Portfolio
..  AIM V.I. Premier Equity Fund-Class I                                .  PIMCO Real Return Portfolio-Admin. Class
..  American Century VP Value Fund                                      .  PIMCO Short-Term Portfolio-Admin. Class
..  Ayco Growth Fund*                                                   .  PIMCO Total Return Portfolio-Admin. Class
..  Credit Suisse Small Cap Growth Portfolio                            .  Putnam VT Diversified Income Fund - Class IB
..  Dreyfus IP MidCap Stock Portfolio - Initial shares                  .  Putnam VT Growth and Income Fund - Class IB
..  Dreyfus VIF Quality Bond Portfolio - Initial shares                 .  Putnam VT International Growth and Income Fund - Class IB
..  Dreyfus VIF Developing Leaders Portfolio - Initial shares           .  SAFECO RST Equity Portfolio
..  Fidelity VIP Asset Manager/SM/ Portfolio - Service Class 2          .  SAFECO RST Growth Opportunities Portfolio
..  Fidelity VIP Contrafund(R) Portfolio - Service Class 2              .  SunAmerica Aggressive Growth Portfolio - Class A
..  Fidelity VIP Equity-Income Portfolio - Service Class 2              .  SunAmerica Balanced Portfolio - Class A
..  Fidelity VIP Growth Portfolio - Service Class 2                     .  UIF Equity Growth Portfolio-Class I
..  Franklin Templeton U.S. Government Fund - Class 2                   .  UIF High Yield Portfolio-Class I
..  Franklin Templeton Mutual Shares Securities Fund - Class 2          .  VALIC Co. I International Equities Fund
..  Franklin Templeton Foreign Securities Fund - Class 2                .  VALIC Co. I Mid Cap Index Fund
..  Janus Aggressive Growth Portfolio-Service Shares                    .  VALIC Co. I Money Market I Fund
..  Janus International Growth Portfolio-Service Shares                 .  VALIC Co. I Nasdaq-100(R) Index Fund
..  Janus Worldwide Growth Portfolio-Service Shares                     .  VALIC Co. I Science & Technology Fund
..  JPMorgan Small Company Portfolio                                    .  VALIC Co. I Small Cap Index Fund
..  MFS Capital Opportunities Series                                    .  VALIC Co. I Stock Index
..  MFS Emerging Growth Series                                          .  Vanguard High Yield Bond Portfolio
..  MFS New Discovery Series                                            .  Vanguard REIT Index Portfolio
..  MFS Research Series                                                 .  Van Kampen Growth and Income Portfolio-Class I

*The Ayco Growth Fund is not available to Policy owners whose Policies are effective after December 31, 2002.

                    This prospectus is dated __________, 2003

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     SEPARATE PROSPECTUSES CONTAIN MORE INFORMATION ABOUT THE MUTUAL FUNDS
("FUNDS" OR "MUTUAL FUNDS") IN WHICH WE INVEST THE AMOUNTS THAT YOU ALLOCATE TO ANY OF THE ABOVE-LISTED INVESTMENT OPTIONS (OTHER THAN THE FIXED ACCOUNT). THE FORMAL NAME OF EACH SUCH FUND IS SET FORTH IN THE CHART THAT APPEARS ON PAGE ___. YOUR INVESTMENT RESULTS IN ANY SUCH OPTION WILL DEPEND ON THOSE OF THE RELATED FUND. YOU SHOULD BE SURE YOU ALSO READ THE PROSPECTUS OF THE MUTUAL FUND FOR ANY SUCH INVESTMENT OPTION YOU MAY BE INTERESTED IN. YOU CAN REQUEST FREE COPIES OF ANY OR ALL OF THE MUTUAL FUND PROSPECTUSES FROM YOUR AGL REPRESENTATIVE OR FROM US AT EITHER OUR HOME OFFICE OR ADMINISTRATIVE CENTER LISTED ON PAGE 1.

     We apply your net premiums to your Policy. You may invest your premiums in the Fixed Account or in one or more of the variable investment options, or both. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline. The value of the Fixed Account will depend on the interest rates that we declare. IF THE CASH SURRENDER VALUE (THE POLICY ACCUMULATION VALUE LESS POLICY LOANS AND LOAN INTEREST) IS INSUFFICIENT TO COVER THE MONTHLY CHARGES DUE UNDER THE POLICY, THE POLICY MAY END WITHOUT VALUE.

     Other Choices You Have. During the insured persons' lifetimes, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your accumulation value under your Policy, upon the last surviving contingent insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

     BUYING THIS POLICY MIGHT NOT BE A GOOD WAY OF REPLACING YOUR EXISTING INSURANCE OR ADDING MORE INSURANCE IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY. YOU MAY WISH TO CONSULT WITH YOUR INSURANCE REPRESENTATIVE OR FINANCIAL ADVISER.

     THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE POLICIES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE LIFE INSURANCE POLICY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

     Right To Return. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund you the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown on the first page of this prospectus or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be

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longer. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

                                TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY ...............................................

POLICY BENEFITS .............................................................
      Death Benefit .........................................................
            Death Benefit Proceeds ..........................................
            Death Benefit Option 1 and Option 2 .............................
                   Death Benefit Option 1 ...................................
                   Death Benefit Option 2 ...................................
            Full Surrenders, Partial Surrenders, Transfers, and
             Policy Loans ...................................................
                   Full Surrenders ..........................................
                   Partial Surrenders .......................................
                   Transfers ................................................
                   Loans ....................................................
            Premiums ........................................................
                   Flexibility of Premiums ..................................
                   Free Look ................................................
            The Policy ......................................................
                   Ownership Rights .........................................
                   Separate Account .........................................
                   Fixed Account ............................................
                   Accumulation Value .......................................
                   Payment Options ..........................................
                   Tax Benefits .............................................
            Supplemental Benefits and Riders ................................

POLICY RISKS ................................................................
      Investment Risk .......................................................
      Risk of Lapse .........................................................
      Tax Risks .............................................................
      Partial Surrender and Full Surrender Risks ............................
      Policy Loan Risks .....................................................

PORTFOLIO RISKS .............................................................

TABLES OF CHARGES ...........................................................

GENERAL INFORMATION .........................................................
      American General Life Insurance Company ...............................
      Separate Account VL-R .................................................
      Additional Information ................................................
      Communication with AGL ................................................
            Administrative Center ...........................................
            General .........................................................

            Telephone transactions ..........................................
      Variable Investment Options ...........................................
      Voting Privileges .....................................................
      Fixed Account .........................................................
            Our general account .............................................
            How we declare interest .........................................
      Illustrations .........................................................

POLICY FEATURES .............................................................
      Death Benefits ........................................................
            Your specified amount of insurance ..............................
            Your death benefit ..............................................
            Required minimum death benefit ..................................
            Base coverage and supplemental coverage .........................
            Increases after age 90 ..........................................
      Premium Payments ......................................................
            Premium payments ................................................
            Limits on premium payments ......................................
            Checks and money orders .........................................
            Planned periodic premiums .......................................
            Monthly guarantee premiums ......................................
      Changing Your Investment Option Allocations ...........................
            Future premium payments .........................................
            Transfers of existing accumulation value ........................
            Dollar cost averaging ...........................................
            Automatic rebalancing ...........................................
            Market Timing ...................................................
      Changing the Specified Amount of Insurance ............................
            Increase in coverage ............................................
            Decrease in coverage ............................................
      Changing Death Benefit Options ........................................
            Change of death benefit option ..................................
            Tax consequences of changes in insurance coverage ...............
      Effective Date of Policy and Related Transactions .....................
            Valuation dates, times, and periods .............................
            Date of receipt .................................................
            Commencement of insurance coverage ..............................
            Date of issue; Policy months and years ..........................
            Monthly deduction days ..........................................
            Commencement of investment performance ..........................
            Effective date of other premium payments and requests that you make .......................................................
       Reports to Policy Owners .............................................

ADDITIONAL BENEFIT RIDERS AND OPTIONS .......................................
      Riders ................................................................
            Maturity Extension Rider ........................................

                   The Accumulation Value ...................................
                   The Death Benefit ........................................
            Return of Premium Death Benefit Rider ...........................
            Single Life Annually Renewable Term Insurance Rider .............
      Tax Consequences of Additional Rider Benefits .........................
      Policy Exchange Option ................................................
            This option is not a rider ......................................

POLICY TRANSACTIONS .........................................................
      Telephone Transactions ................................................
      Withdrawing Policy Investments ........................................
            Full surrender ..................................................
            Partial surrender ...............................................
            Exchange of Policy in certain states ............................
            Policy loans ....................................................
            Preferred loan interest rate ....................................
            Maturity of your Policy .........................................
            Tax considerations ..............................................

POLICY PAYMENTS .............................................................
      Payment Options .......................................................
            Change of payment option ........................................
            Tax impact ......................................................
      The Beneficiary .......................................................
      Assignment of a Policy ................................................
      Payment of Proceeds ...................................................
            General .........................................................
            Delay of Fixed Account proceeds .................................
            Delay for check clearance .......................................
            Delay of Separate Account VL-R proceeds .........................
            Delay to challenge coverage .....................................
            Delay required under applicable law .............................

ADDITIONAL RIGHTS THAT WE HAVE ..............................................

CHARGES UNDER THE POLICY ....................................................
            Premium tax charge ..............................................
            Tax charge back .................................................
            Other deductions from each premium payment ......................
            Daily charge ....................................................
            Flat monthly charge .............................................
            First Four Years Monthly Expense Charge .........................
            Monthly insurance charge ........................................
            Monthly charges for additional benefit riders ...................
            Surrender charge ................................................
            Partial surrender fee ...........................................

            Transfer fee ....................................................
            Illustrations ...................................................
            Policy loans ....................................................
            Charge for taxes ................................................
            Allocation of charges ...........................................
      More About Policy Charges .............................................
            Purpose of our charges ..........................................

ACCUMULATION VALUE ..........................................................
            Your accumulation value .........................................
            Your investment options .........................................

POLICY LAPSE AND REINSTATEMENT...............................................

FEDERAL TAX CONSIDERATIONS...................................................
      Tax Effects ...........................................................
            General .........................................................
            Testing for modified endowment contract status ..................
            Other effects of Policy changes..................................
            Rider benefits...................................................
            Taxation of pre-death distributions if your Policy is not a modified endowment contract ................................
            Taxation of pre-death distributions if your Policy is a modified endowment contract .........................................
            Policy lapses and reinstatements ................................
            Taxation of Exchange Option .....................................
            Diversification .................................................
            Estate and generation skipping taxes ............................
            Life insurance in split dollar arrangements .....................
            Pension and profit-sharing plans ................................
            Other employee benefit programs .................................
            ERISA ...........................................................
            Our taxes .......................................................
            When we withhold income taxes ...................................
            Tax changes .....................................................

LEGAL PROCEEDINGS ...........................................................

FINANCIAL STATEMENTS ........................................................

INDEX OF SPECIAL WORDS AND PHRASES ..........................................

                          POLICY BENEFITS/RISKS SUMMARY

         This summary describes the Policy's important benefits and risks. The sections in this Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Index of Special Words and Phrases on page ___ of this Prospectus will refer you to pages that contain more about many of the words and phrases that we use.

                                 POLICY BENEFITS

         You may allocate your accumulation value among the 45 variable investment options available under the Policy, each of which invests in an underlying Fund, and the Fixed Account, which credits a specified rate of interest. The Ayco Growth Fund is also available to you if you bought your Policy before January 1, 2003. Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited in the Fixed Account.

DEATH BENEFIT

     . Death Benefit Proceeds: We pay the death benefit (reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged) proceeds upon the death of the last surviving contingent insured. In your application to buy a Platinum Investor Survivor II Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. We will increase the death benefit by any additional specified amount under a benefit rider. Platinum Investor Survivor II is available for specified amounts of $500,000 or more. The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. You decide how much base coverage and how much supplemental coverage you want. Base coverage must be at least 10% of the specified amount. We also guarantee a death benefit equal to the initial specified amount (less any indebtedness) and any benefit riders during the first 5 Policy years.

     . Death Benefit Option 1 and Option 2: You may choose one of two death benefit options under the Policy. You can choose either death benefit Option 1 or Option 2 at the time of your application or at any later time before the death of the last surviving contingent insured. (The required minimum death benefit may increase payment under either of the following death benefit options. See page ___.)

          . Death Benefit Option 1 is the specified amount on the date of the last surviving contingent insured's death; or

          . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the last surviving contingent insured's death and (b) the Policy's accumulation value as of the date of the last surviving contingent insured's death.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

     . Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your cash surrender value. You cannot reinstate a surrendered Policy. A full surrender may have tax consequences.

     . Partial Surrenders: You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $500,000. A partial surrender may have tax consequences.

     . Transfers. Within certain limits, you may make transfers among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We may assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

     . Loans: You may take a loan (minimum $500 or, of less, the entire remaining loan value) from your Policy at any time. The maximum loan amount you may take is your Policy's cash surrender value less the interest that will be payable on your loan through your next Policy anniversary. We charge you interest at an effective annual rate of 4.75% on your loan. We credit interest on loaned amounts; we guarantee an effective annual interest rate of 4.00%. After the tenth Policy year, you may take a preferred loan from your Policy. You may increase your risk of lapse if you take a loan. Loans may have tax consequences.

PREMIUMS

     . Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy's maturity) and in any amount (but not less than $25). You can select a premium payment plan to pay "Planned Periodic Premiums" quarterly, semiannually, or annually. You are not required to pay premiums according to the plan, after payment of your initial premium, you need only invest enough to ensure your Policy's cash surrender value stays above zero or that the first 5 Policy year benefit (described under "Monthly guarantee premiums" on page ___) remains in effect. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. Under certain circumstances, we may reject a premium payment.

     . Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund you the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your

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          specified investment options. The free look period generally expires
          10 days after you receive the Policy.

The Policy

     . Ownership Rights: While the contingent insureds are living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

     . Separate Account: You may direct the money in your Policy to any of the variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Mutual Funds listed in this Prospectus.

     . Fixed Account: You may place amounts in the Fixed Account where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

     . Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders, and loans). We do not guarantee a minimum accumulation value.

     . Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Administrative Office.

     . Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary, and the policy owner is not deemed in constructive receipt of the cash value of the policy until there is a distribution. This means that under a qualifying life insurance policy, cash value buildups on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract, the proceeds from policy loans would not be taxed.

SUPPLEMENTAL BENEFITS AND RIDERS

     We offer several riders that provide supplemental benefits under the Policy, such as the Return of Premium Death Benefit Rider, which provides additional term life insurance coverage on the life of the last surviving contingent insured. If you select the Maturity Extension Rider or the Single Life Annually Renewable Term Insurance Rider, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. There is no charge if you select the Return of Premium Death Benefit Rider. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states.

                                  POLICY RISKS

INVESTMENT RISK

     If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that the investment performance of the variable investment options will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned.

     If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF LAPSE

     During the first 5 Policy year benefit period discussed on page ___, your Policy will not enter a grace period or terminate if the Monthly Guarantee Premium has been met. After expiration of this benefit, if your cash surrender value is not enough to pay the charges deducted against accumulation value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. If you pay the monthly guarantee premium, your Policy will not lapse and we will provide at least an Option 1 death benefit. You may reinstate a lapsed Policy, subject to certain conditions.

TAX RISKS

     We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Although AGL believes that the Policies are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a last survivor life insurance policy is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 there is necessarily some uncertainty whether survivor life insurance policies, like the Platinum Investor Survivor II Policies will meet the Section 7702 definitions of a life insurance contract. Please consult a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of accumulation value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds.

     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

     See "Federal Tax Considerations" on page __. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

     The surrender charge under the Policy applies for the first 14 Policy years (and for a maximum of the first 14 Policy years after any requested increase in the Policy's base coverage) in the event you surrender the Policy or decrease the base coverage. The surrender charge may be considerable. We will apply the surrender charge only to the base coverage portion of the specified amount. The surrender charge period depends on the age of the younger of the contingent insureds. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

     Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges affect the cash surrender value which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse," on page __.

     A partial surrender or surrender may have tax consequences.

POLICY LOAN RISKS

     A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess current interest rate credited to the Fixed Account.

     We reduce the amount we pay on the last surviving contingent insured's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduces the cash surrender value to zero.

     If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

                                 PORTFOLIO RISKS

     A comprehensive discussion of the risks of each Fund may be found in each Fund's Prospectus. Please refer to the Funds' Prospectuses for more information.

     There is no assurance that any of the Funds will achieve its stated investment objective.

                                TABLES OF CHARGES

The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy.

The first table describes the fees and expenses that are payable, at the time that you buy a Policy, surrender a Policy, change a Policy's Specified Amount, or transfer accumulation value between investment options.

                                        TRANSACTION FEES
--------------------------------------------------------------------------------------------------------------------
CHARGE                     WHEN CHARGE IS DEDUCTED        AMOUNT                 AMOUNT DEDUCTED-
                                                          DEDUCTED-MAXIMUM       CURRENT CHARGE
                                                          GUARANTEED CHARGE
--------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE     Upon receipt of each premium   During each Policy     During each Policy year, 5.0% of
                           payment                        year, 5.0% of all      all remaining premium payments
                                                          remaining premium      after deduction of the premium
                                                          payments after         tax charge (tax charge back if
                                                          deduction of the       you purchase the Policy in
                                                          premium tax charge     Oregon)
                                                          (tax charge back if
                                                          you purchase the
                                                          Policy in Oregon)

PREMIUM TAX CHARGE         Upon receipt of each premium   0.75% - 3.5% of each   0.75% - 3.5% of each premium
                           payment                        premium payment        payment

                                                       TRANSACTION FEES (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
CHARGE                                     WHEN CHARGE IS DEDUCTED        AMOUNT                   AMOUNT DEDUCTED-
                                                                          DEDUCTED-MAXIMUM         CURRENT CHARGE
                                                                          GUARANTEED CHARGE
---------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE                           Upon a full surrender of
                                           your Policy during the first
                                           14 Policy years and during
   Minimum Charge-for a [age]  year        the first 14 Policy years      $0 per $1,000 of base    $0 per $1,000 of base coverage
   old [sex and risk class] and a [age]    following an increase in the   coverage
   year old [sex and risk class] with a    Policy's base coverage
   Specified Amount of  $  _ and base
   coverage of $___ for the first
   Policy year

   Maximum Charge-for a [age]  year
   old [sex and risk class] and a [age]
   year old [sex and risk class] with a                                   $50 per $1,000 of base   $50 per $1,000 of base coverage
   Specified Amount of  $____ and                                         coverage
   base coverage of $___ for the first
   Policy year

   Example Charge-for a [age] year old
   [sex and risk class] and a [age] year
   old [sex and risk class] with a
   Specified Amount of $____ and base
   coverage of $___ for the first
   Policy year                                                            $___ per $1,000 of       $___ per $1,000 of base coverage
                                                                          base coverage

PARTIAL SURRENDER PROCESSING FEE           Upon a partial surrender of    The lesser of $25 or     $10
                                           your Policy                    2% of the partial
                                                                          surrender fee

TRANSFER FEE                               Upon a transfer of             First twelve transfers   $0
                                           accumulation value             in a Policy year are
                                                                          free, $25 for each
                                                                          subsequent transfer.

POLICY OWNER ADDITIONAL ILLUSTRATION       Upon each request for a        $25                      $0
CHARGE                                     Policy illustration after
                                           the first in a Policy year.


     The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.


                                                          PERIODIC CHARGES
                                                       (OTHER THAN FUND FEES)
----------------------------------------------------------------------------------------------------------------------------------
CHARGE                             WHEN CHARGE IS               AMOUNT DEDUCTED-MAXIMUM             AMOUNT DEDUCTED-CURRENT
                                   DEDUCTED                     GUARANTEED CHARGE                   CHARGE
----------------------------------------------------------------------------------------------------------------------------------
FLAT MONTHLY CHARGE                Monthly, at the beginning    $10                                 $10
                                   of each Policy month

COST OF INSURANCE CHARGE/1/        Monthly, at the beginning
                                   of each Policy month.
   Minimum Charge - for a                                       ___ per $1,000 of net amount at     ___ per $1,000 of net amount at
   [age] year old [sex and risk                                 risk/2/                             risk
   class] and a [age] year old
   [sex and risk class] with a
   Specified Amount of $____
   for the first Policy year

   Maximum Charge - for a                                       ___ per $1,000 of net amount at     ___ per $1,000 of net amount at
   [age] year old [sex and risk                                 risk                                risk
   class] and a [age] year old
   [sex and risk class] with a
   Specified Amount of $____
   for the first Policy year

   Example Charge - for a                                       ___ per $1,000 of net amount at     ___ per $1,000 of net amount at
   [age] year old [sex and risk                                 risk                                risk
   class] and a [age] year old
   [sex and risk class] with a
   Specified Amount of $____
   for the first Policy year

----------------
     /1/ The Cost of Insurance Charge will vary based on the contingent insureds' sex, age and risk class, Policy year, and Specified Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page __ of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy, and more detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Office. Also, before you purchase the Policy, we will provide you hypothetical illustrations of Policy values based upon the contingent insureds' age and risk class, the death benefit option, Specified Amount, planned periodic premiums, and riders requested. Please consult your insurance representative or contact AGL for information about your Cost of Insurance Charge.

     /2/ The net amount at risk is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

                                                          PERIODIC CHARGES
                                                       (OTHER THAN FUND FEES)
----------------------------------------------------------------------------------------------------------------------------------
CHARGE                             WHEN CHARGE IS               AMOUNT DEDUCTED-MAXIMUM             AMOUNT DEDUCTED-CURRENT
                                   DEDUCTED                     GUARANTEED CHARGE                   CHARGE
----------------------------------------------------------------------------------------------------------------------------------
MONTHLY CHARGE PER $1,000 OF       During the first four
BASE COVERAGE/3/                   Policy years and the first
                                   four Policy years
Minimum Charge - for a [age]       following an increase in     [$___] for each $1,000 of base      [$___] for each $1,000 of base
year old [sex and risk class]      base coverage                coverage                            coverage
and a [age] year old
[sex and risk class] with a
Specified Amount of $_______ and
base coverage of $____ for the
first Policy year

Maximum Charge - for a [age]                                    [$___] for each $1,000 of base      [$___] for each $1,000 of base
year old [sex and risk class]                                   coverage                            coverage
and a [age] year old
[sex and risk class] with a
Specified Amount of $_______ and
base coverage of $____ for the
first Policy year

Example Charge - for a [age]                                    [$___] for each $1,000 of base      [$___] for each $1,000 of base
year old [sex and risk class]                                   coverage                            coverage
and a [age] year old
[sex and risk class] with a
Specified Amount of $_______ and
base coverage of $____ for the
first Policy year
----------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK FEE     Daily

   Policy years 1-15
   Policy years 16-30                                           0.75%                               0.75%
   Policy years 31+                                             0.50%                               0.50%
                                                                0.15%                               0.15%

----------------------
     /3/ The Monthly Charge per $1,000 of Specified Amount will vary based on the contingent insureds' sex, age and risk class, and Specified Amount. The Monthly Charges per $1,000 of Specified Amount shown in the table may not be typical of the charges you will pay. Page ___ of your Policy will indicate the initial Monthly Charge per $1,000 of Specified Amount applicable to your Policy, and more detailed information concerning your Monthly Charge per $1,000 of Specified Amount is available on request from our Administrative Office or your insurance representative.

The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

                                                          PERIODIC CHARGES
                                                   (OPTIONAL BENEFIT RIDERS ONLY)
---------------------------------------------------------------------------------------------------------------------------------
OPTIONAL BENEFIT RIDER CHARGES     WHEN CHARGE IS DEDUCTED        AMOUNT DEDUCTED-MAXIMUM           AMOUNT DEDUCTED-CURRENT
                                                                  GUARANTEED CHARGE                 CHARGE
---------------------------------------------------------------------------------------------------------------------------------
SINGLE LIFE ANNUALLY RENEWABLE
TERM INSURANCE

   Minimum Charge - for a
   [age] year old [sex and risk
   class]

   Maximum Charge - for a
   [age] year old [sex and risk
   class]

   Example Charge - for a
   [age] year old [sex and risk
   class]

MATURITY EXTENSION


     The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses both before and after contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2002. Current and future expenses for the Funds may be higher or lower than those shown.

                     TABLE 3 - ANNUAL FUND FEES AND EXPENSES
                (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)
 ------------------------------------------------------------------------------
 CHARGE/1/                               MAXIMUM                      MINIMUM
 ------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING
 EXPENSES (EXPENSES THAT ARE              ____%                        ____%
 DEDUCTED FROM PORTFOLIO
 ASSETS INCLUDE MANAGEMENT
 FEES, DISTRIBUTION (12B-1)
 FEES, AND OTHER EXPENSES)

 TOTAL ANNUAL FUND OPERATING
 EXPENSES AFTER CONTRACTUAL
 REIMBURSEMENT OR WAIVER                  ____%                        ____%

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses accompanying this Policy prospectus.

----------------------
     /1/ Some, but not all, of the Funds available under the Policy have contractual reimbursement or fee waiver arrangements in place that are designed to reduce total annual Fund net operating expenses for Policy owners. The "Total Annual Fund Operating Expenses After Contractual Reimbursement or Waiver" item in the above table demonstrates, at least in some part, the effect those contractual reimbursement and fee waiver arrangements may have in reducing total annual Fund operating expenses. Other Funds may have voluntary reimbursement and fee waiver arrangements in place which may be withdrawn at any time. The Annual Fund Fees and Expenses table does not reflect the effect of any such voluntary reimbursement and fee waiver arrangement. More detailed information about the reimbursement and fee waiver arrangement for each Fund is contained in the prospectus for the Fund.

                               GENERAL INFORMATION

AMERICAN GENERAL LIFE INSURANCE COMPANY

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name of AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

     AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

SEPARATE ACCOUNT VL-R

     We hold the Mutual Fund shares in which any of your accumulation value is invested in Separate Account VL-R (the "Separate Account"). The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the separate account on May 6, 1997 under Texas law.

     For record keeping and financial reporting purposes, the Separate Account is divided into 70 separate "divisions," 46 of which correspond to the 46 variable "investment options" (including the Ayco Growth Fund) available under the Policy. The remaining 24 divisions, and some of these 46 divisions, represent investment options available under other variable life policies we offer. We hold the Mutual Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

     The assets in the Separate Account are our property. The assets in the Separate Account would be available only to satisfy the claims of owners of the Policies, to the extent they have allocated their accumulation value to the Separate Account. Our other creditors could reach only those Separate Account assets (if any) that are in excess of the amount of our reserves and other contract liabilities under the Policies with respect to the Separate Account.

ADDITIONAL INFORMATION

     We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this Prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH AGL

     When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

     Administrative Center. The Administrative Center provides service to all Policy owners. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. This booklet is called the "prospectus."

     General. You should mail or express checks and money orders for premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on the first page of this prospectus.

     You must make the following requests in writing:

     .    transfer of accumulation value;

     .    loan;

     .    full surrender;

     .    partial surrender;

     .    change of beneficiary or contingent beneficiary;

     .    change of allocation percentages for premium payments;

     .    change of allocation percentages for policy deductions;

     .    loan repayments or loan interest payments;

     .    change of death benefit option or manner of death benefit payment;

     .    change in specified amount;

     . addition or cancellation of, or other action with respect to, election of a payment option for Policy proceeds;

     .    tax withholding elections; and

     .    telephone transaction privileges.

     You should mail or express these requests to the Administrative Center address shown on the first page of this prospectus. You should also communicate notice of the last surviving contingent insured's death, and related documentation, to our Administrative Center address.

     We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center or from your AGL representative. Each communication must include your name, Policy number and the contingent insureds' names. We cannot process any requested action that does not include all required information.

     Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the contingent insureds' and owner's names, and a form of personal identification from the caller. We will mail you a prompt written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone transfer. Also, if, due to malfunction or other circumstances, your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-888-325-9315.

VARIABLE INVESTMENT OPTIONS

     We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. Currently, you may invest premium payments in variable investment options investing in the following Funds.

----------------------------------------------------------------------------------------------------------------------------------
              Variable Investment Options                     Investment Objectives               Investment Adviser/1/
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund - Class I                                          A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund - Class I                                                A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund                                                        American Century Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Ayco Growth Fund/2/
----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Small Cap Growth Portfolio                                              Credit Suisse Asset Management, LLC
----------------------------------------------------------------------------------------------------------------------------------
Dreyfus IP MidCap Stock Portfolio - Initial shares                                    The Dreyfus Corporation
----------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Quality Bond Portfolio - Initial shares                                   The Dreyfus Corporation
----------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Developing Leaders Portfolio - Initial shares                             The Dreyfus Corporation
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager/SM/ Portfolio - Service Class 2                            Fidelity Management & Research Company
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund/(R)/ Portfolio - Service Class 2                              Fidelity Management & Research Company
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio - Service Class 2                                Fidelity Management & Research Company
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio - Service Class 2                                       Fidelity Management & Research Company
----------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton U.S. Government Fund - Class 2                                     Franklin Advisers, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Mutual Shares Securities Fund -                                    Franklin Mutual Advisers, LLC
Class 2
----------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Foreign Securities Fund - Class 2                                  Templeton Investment Counsel, LLC
----------------------------------------------------------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio - Service Shares                                    Janus Capital
----------------------------------------------------------------------------------------------------------------------------------
Janus International Growth Portfolio - Service Shares                                 Janus Capital
----------------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Growth Portfolio - Service Shares                                     Janus Capital
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Small Company Portfolio                                                      J. P. Morgan Investment Management Inc.
----------------------------------------------------------------------------------------------------------------------------------
MFS Capital Opportunities Series                                                      Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Series                                                            Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------------------------
MFS New Discovery Series                                                              Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------------------------
MFS Research Series                                                                   Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Mid-Cap Growth Portfolio                                             Neuberger Berman Management Inc.
----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio - Administrative Class                                Pacific Investment Management Company LLC
----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Short-Term Portfolio - Administrative Class                                 Pacific Investment Management Company LLC
----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio - Administrative Class                               Pacific Investment Management Company LLC
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund - Class IB                                          Putnam Investment Management, LLC
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB                                           Putnam Investment Management, LLC
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund - Class IB                             Putnam Investment Management, LLC
----------------------------------------------------------------------------------------------------------------------------------
SAFECO RST Equity Portfolio                                                           SAFECO Asset Management Company
----------------------------------------------------------------------------------------------------------------------------------
SAFECO RST Growth Opportunities Portfolio                                             SAFECO Asset Management Company
----------------------------------------------------------------------------------------------------------------------------------
SunAmerica Aggressive Growth Portfolio - Class A                                      SunAmerica Asset Management Corp
----------------------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced Portfolio - Class A                                               SunAmerica Asset Management Corp.
----------------------------------------------------------------------------------------------------------------------------------
UIF Equity Growth Portfolio - Class I                                                 Morgan Stanley Investment Management Inc.
----------------------------------------------------------------------------------------------------------------------------------
UIF High Yield Portfolio - Class I                                                    Morgan Stanley Investment Management Inc.
----------------------------------------------------------------------------------------------------------------------------------
VALIC Co. I International Equities Fund                                               VALIC
----------------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Mid Cap Index Fund                                                        VALIC
----------------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Money Market I Fund                                                       VALIC
----------------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Nasdaq-100/(R)/ Index Fund                                                VALIC
----------------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Science & Technology Fund                                                 VALIC
----------------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Small Cap Index Fund                                                      VALIC
----------------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Stock Index                                                               VALIC
----------------------------------------------------------------------------------------------------------------------------------
Vanguard High Yield Bond Portfolio                                                    Wellington Management Company, LLP
----------------------------------------------------------------------------------------------------------------------------------
Vanguard REIT Index Portfolio                                                         The Vanguard Group
----------------------------------------------------------------------------------------------------------------------------------
Van Kampen Growth and Income Portfolio - Class I                                      Van Kampen Asset Management Inc.
----------------------------------------------------------------------------------------------------------------------------------

/1/ None of the Funds has an investment sub-adviser.

/2/ The Ayco Growth Fund is not available to Policy owners whose Policies are effective after December 31, 2002.

     YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES, WHICH ACCOMPANY THIS

PROSPECTUS. You should carefully read the Funds' Prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

     We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page ___.

     We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees paid directly by PIMCO VIT for services we perform.

     We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

VOTING PRIVILEGES

     We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

     We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account.

     If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

     In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

FIXED ACCOUNT

     We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an effective annual rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page ___. The "daily charge" described on page ___ and the charges and expenses of the Funds discussed on pages ___ - ___ do not apply to our Fixed Account.

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account or our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 4%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

ILLUSTRATIONS

     We may provide illustrations for death benefit, accumulation value, and cash surrender value based on hypothetical rates of return that are not guaranteed. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

     Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed contingent insureds' ages and risk classes and (2) your selections of death benefit option, base and supplemental coverage, planned periodic premiums, riders, and proposed investment options.

     After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a reasonable fee for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year.

                                 POLICY FEATURES

DEATH BENEFITS

     Your specified amount of insurance. In your application to buy a Platinum Investor Survivor II Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. We also provide a guarantee of a death benefit equal to the specified amount (less any indebtedness) and any benefit riders. We refer to this guarantee in both your Policy and this prospectus as the "guarantee period" benefit. We provide more information about the specified amount and the guarantee period benefit under "Monthly guarantee premiums," beginning on page ___. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

     The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. You decide how much base coverage and how much supplemental coverage you want. Base coverage must be at least 10% of the specified amount. We also guarantee a death benefit equal to the initial specified amount (less any indebtedness) and any benefit riders during the first 5 Policy years. We provide more information about this benefit and the specified amount under "Monthly guarantee premiums," beginning on page ___ and under "Base coverage and supplemental coverage" beginning on page ___. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

     Your death benefit. You may choose from two death benefit options under the Policy. You can choose Option 1 or Option 2 at the time of your application or at any later time before the death of the last surviving contingent insured. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is

     . Option 1--The specified amount on the date of the last surviving contingent insured's death.

     . Option 2--The sum of (a) the specified amount on the date of the last surviving contingent insured's death and (b) the Policy's accumulation value as of the date of the last surviving contingent insured's death.

     See "Partial surrender" on page ___ for more information about the effect of partial surrenders on the amount of the death benefit.

     Under Option 2, your death benefit will tend to be higher than under Option
1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will tend to be higher under Option 1 than under Option 2.

     Any premiums we receive after the last surviving contingent insured's death will be returned and not included in your accumulation value.

     Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the "required minimum death benefit" as explained below.

     Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value in order for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "guideline premium test" or the "cash value accumulation test." You must elect one of these tests at issue, and, once elected, the choice may not be changed.

     If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, so long as the death benefit is large enough compared to the accumulation value to meet the test requirements.

     The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

     If you selected death benefit Option 1 or Option 2 at any time when the required minimum death benefit is more than the death benefit payable under the Option you selected, the death benefit payable would be the required minimum death benefit.

     If you selected death benefit Option 1 and elected the cash value accumulation test, the payment of additional premiums under the cash value accumulation test, as compared to the guideline premium test, may cause your accumulation value to increase to a level where the required minimum death benefit becomes applicable. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select those death benefit Options. If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also tend to be higher. (This compensates us for the additional risk that we might have to pay the higher required minimum death benefit.)

     If you selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable percentage. The applicable percentage is 250% when the younger contingent insured's age is 40 or less, and decreases each year thereafter to 100% when the younger contingent insured's age is 95 or older. The applicable percentages under the guideline premium test for certain ages between 40 to 95 are set forth in the following table.

                          APPLICABLE PERCENTAGES UNDER
                             GUIDELINE PREMIUM TEST

YOUNGER
CONTINGENT
INSURED'S
AGE*         40     45     50      55      60      65      70      75      95+

%            250%   215%   185%    150%    130%    120%    115%    105%    100%
----------------
*Age nearest birthday at the beginning of the Policy year in which the last surviving contingent insured dies. We use the younger contingent insured's age for this purpose even if the younger contingent insured is the first to die.

     If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a percentage that will be set forth on page 4A of your Policy. The percentage varies based on the insurance characteristics of the contingent insureds. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The example is for a male non-tobacco user and female non-tobacco-user both preferred premium class and issue age 55.

                          APPLICABLE PERCENTAGES UNDER
                          CASH VALUE ACCUMULATION TEST

POLICY
YEAR     1      2      3      5      10     20     30     40     45

%        313%   301%   290%   268%   222%   159%   126%   111%   104%

Your Policy calls the multipliers used for each test the "Death Benefit Corridor Rate."

     Base coverage and supplemental coverage. The amount of insurance coverage you select at the time you apply to purchase a Policy is called the specified amount. The specified amount is the total of two types of coverage: your "base coverage" and "supplemental coverage," if any, that you select. You can choose to have only base coverage. You decide how much base coverage and how much supplemental coverage you want, as long as the total is not less than the minimum of $500,000 and at least 10% of the total is base coverage when you purchase the Policy. You can use the mix of base and supplemental coverage to emphasize your own objectives.

     Whenever you decrease the specified amount, we will reduce your base and supplemental coverages in the order set forth beginning on page ___ under "Decrease in Coverage", as long as at least 10% of the total is base coverage. A partial surrender will reduce the specified amount. In this case, we will deduct any surrender charge that applies to the decrease in base coverage, but not to the decrease in supplemental coverage. You can change the percentage of base coverage when you increase the specified amount but at least 10% of the total specified amount after the increase must be base coverage.

     Here are the features about supplemental coverage that differ from base coverage:

     .    Supplemental coverage has no surrender charges;

     . The four year monthly expense charge does not apply to supplemental coverage; and

     . The monthly insurance charge for supplemental coverage is always equal to or less than the monthly insurance charge for an equivalent amount of base coverage.

     Generally, if you choose supplemental coverage instead of base coverage, you will reduce your total charges and increase your accumulation value on a current charge basis. The more supplemental coverage you elect, the greater will be the amount of the reduction in charges and increase in accumulation value, on a current charge basis. Keep in mind, however, that our guarantee of a minimum death benefit will require a higher monthly guarantee premium for the first 5 Policy years if supplemental coverage is included. Therefore, before deciding how much, if any, supplemental coverage you should have, you should discuss with your AGL representative what you believe to be your own objectives. Your representative can provide you with further information and Policy illustrations showing how your selection of base and supplemental coverage can affect your Policy values under different assumptions. You can then decide what is to be your initial mix of base and supplemental coverage.

         Increases after age 90. We allow you to increase your supplemental coverage after the older contingent insured reaches age 90 and until the younger contingent insured reaches age 99 (or would have reached age 99, if deceased), but only under certain conditions:

     .    Increases are allowed only if you have financed the Policy's premiums.

     . Increases cannot result in a specified amount greater than the amount we approve through underwriting at the time the Policy is issued.

     . You must purchase the return of premium death benefit rider when the Policy is issued and keep the rider in force at all times.

     You may be required to purchase additional base coverage because you must still maintain at least 10% of your specified amount as base coverage.

PREMIUM PAYMENTS

     Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the contingent insureds. We can refuse to accept a subsequent premium payment that is less than $25. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your right to return expires, as discussed on page ___, will be allocated upon receipt to the available investment options you have chosen.

     Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page ___. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

     Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the contingent insureds do not provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

     Checks and money orders. You may pay premiums by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on the first page of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center.

     Planned periodic premiums. Page ___ of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the first 5 Policy year benefit (described under "Monthly guarantee premiums" on page ___) remains in effect ("Cash surrender value" is explained under "Full surrender" on page ___.) The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero, or that the first 5 Policy year benefit is not in effect, as a result of the market performance and/or deductions we periodically make from your accumulation value.

     Monthly guarantee premiums. Page 3 of your Policy will specify a "Monthly Guarantee Premium." In Maryland, your Policy will instead specify a "No-Lapse Premium" on Page 3. If you pay these guarantee premiums, we will provide at least an Option 1 death benefit, even if your policy's cash surrender value has declined to zero.

     We provide this benefit for the first 5 Policy years for all Policies. On the first day of each Policy month that the cash surrender value is not sufficient to pay the monthly deduction, we check to see if the cumulative amount of premiums paid under the Policy, less any Policy loans, is at least equal to the sum of the monthly guarantee premiums plus any partial surrenders for all Policy months to date, including the Policy month then starting. (Policy months are measured from the "Date of Issue" that will also be shown on page 3 of your Policy.) So long as at least this amount of premium payments has been paid by the beginning of that Policy month, during this guarantee benefit, the Policy will not enter a grace period or terminate (i.e., lapse) because of insufficient cash surrender value.

     Also, during the first 5 Policy years, whenever you increase or decrease your specified amount, we calculate a new monthly guarantee premium, so the amount you must pay to keep this benefit in force will increase or decrease depending on whether you increase or decrease your specified amount. If you add or increase a benefit rider, your monthly guarantee premium will increase. If you remove or decrease a benefit rider, your monthly guarantee premium will decrease. The more supplemental coverage you choose, the higher your monthly guarantee premiums.

     The period of coverage for this benefit is unaffected by the contingent insureds' ages at the Policy's date of issue or your choice of base coverage and supplemental coverage. The period for this benefit will not be extended or otherwise changed by changes in the specified amount, the addition, deletion or change in benefit riders, or by reinstatement of the Policy.

CHANGING YOUR INVESTMENT OPTION ALLOCATIONS

     Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

     Transfers of existing accumulation value. You may also transfer your existing accumulation value from one investment option under the Policy to another. The first 12 transfers in a year are free of charge. We may charge you $25 for each additional transfer. We do not currently assess this charge but reserve the right to do so in the future. You may make transfers from the variable investment options at any time. You may make transfers from the

Fixed Account only during the 60-day period following each Policy anniversary. The amount that you can transfer each year from the Fixed Account is limited to the greater of:

     . 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary; or

     . the sum of any amounts you transferred or surrendered from the Fixed Account during the previous Policy year.

     Unless you are transferring the entire amount you have in an investment option, including the Fixed Account, each transfer must be at least $500. See "Additional Rights That We Have" on page __.

     Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

     Under dollar cost averaging, we automatically make transfers of your accumulation value from the money market investment option to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the valuation period containing the day of the month you select. (The term "valuation period" is described on page ___.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the money market investment option becomes exhausted. You cannot use dollar cost averaging at the same time you are using automatic rebalancing. We do not charge you for using this service.

     Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. We do not charge you for using this service.

     Market Timing. The Policy is not designed for professional market timing organizations or other entities using programmed and frequent transfers involving large amounts. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to suspend such privileges for a reasonable time with reasonable notice to prevent market timing efforts that could disadvantage other Policy owners.

CHANGING THE SPECIFIED AMOUNT OF INSURANCE

     Increase in coverage. At any time while both contingent insureds are living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that both contingent insureds continue to meet our requirements for issuing insurance coverage.

     We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the ages, gender and premium classes of the contingent insureds at the time of the increase. Also, a new amount of surrender charge:

     . applies to any amount of the increase that you request as base (rather than supplemental) coverage; and

     .    applies for up to 14 Policy years following the increase.

     You are not required to increase your specified amount in any specific percentage or ratio that your base and supplemental coverage bear to your specified amount before the increase with one exception. Base coverage must be at least 10% of the total specified amount after the increase.

     Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the specified amount cannot be less than the greater of:

     .    $500,000, and

     . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the Federal tax law definition of life insurance.

     We will apply a reduction in specified amount in the following order, as long as your base coverage is at least 10% of the specified amount:

     . against the specified amount provided by the most recent increase, with the decrease applying first to the entire supplemental coverage portion of such increase, if any, followed by the base coverage portion;

     . against the next most recent increases successively, with the decrease of each prior increase applying first to the entire supplemental coverage portion of such increase, if any, followed by the base coverage portion; and

     . against the specified amount provided under the original application, with the decrease applying first to the entire supplemental coverage portion of such amount, if any, followed by the base coverage portion.

We will deduct from your accumulation value any remaining surrender charge that is associated only with any amount of base coverage that is canceled in this way. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed. A reduction in base coverage will not reduce the monthly charge per $1,000 of base coverage or the amount of time for which we assess this charge.

CHANGING DEATH BENEFIT OPTIONS

     Change of death benefit option. You may at any time before the death of the last surviving contingent insured request us to change your coverage from death benefit Option 1 to Option 2 or vice-versa.

     . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change. We will apply a reduction in your Policy's specified amount in the same order as set out under "Decrease in coverage" on page ___, as long as your base coverage is at least 10% of the specified amount.

We will not charge a surrender charge for this reduction in specified amount.

     . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. The entire increase in the specified amount will be applied to the last coverage added (either base or supplemental) which has not been removed. For the purpose of this calculation, if the base and supplemental coverages were issued on the same date, we will consider the supplemental coverage to have been issued later.

     Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page ___ of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

     Effect of changes in insurance coverage on guarantee benefit. A change in coverage does not result in termination of the guarantee benefit, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy's cash surrender value declines to zero. The details of this guarantee are discussed under "Monthly guarantee premiums," beginning on page __.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

     Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange is open for business. We call each such day a "valuation date" or a "business day."

     We compute policy values as of 3:00 p.m., Central time, on each valuation date. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period."

     Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at any of the addresses shown on the first page of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the day following that valuation date.

     If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We currently do not accept military allotment programs.

     Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the contingent insureds' premium classes should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in either of the contingent insureds health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $300,000 provided the contingent insureds meet certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement." You can obtain a copy from our Administrative Center by writing to the address shown on the first page of this prospectus or from your AGL representative.

     Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium classes. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the contingent insureds, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

     Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

     Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

     Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

     . Increases you request in the specified amount of insurance, reinstatements of a Policy that has lapsed, and changes in death benefit option take effect on the Policy's monthly deduction day on or next following our approval of the transaction;

     . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

     . If you exercise the right to return your Policy described on the second page of this prospectus, your coverage will end when you deliver it to your AGL representative, or if you mailed it to us, the day it is postmarked; and

     . If you pay a premium in connection with a request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your request, no premium will be refunded to you except to the extent necessary to cure any violation of the maximum premium limitations under the Code. We will not apply this procedure to premiums you pay in connection with reinstatement requests.

REPORTS TO POLICY OWNERS

     Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                      ADDITIONAL BENEFIT RIDERS AND OPTIONS

RIDERS

     You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits.

     Maturity Extension Rider. This rider gives you the option to extend the Policy's maturity date beyond what it otherwise would be, at any time before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. You have two versions of this rider from which to choose, the Accumulation Value version and the Death Benefit version. Either or both versions may not be available in your state.

          The Accumulation Value version provides for a death benefit after your original maturity date that is equal to the accumulation value on the date of the last surviving contingent insured's death. The death benefit will be reduced by any outstanding Policy loan amount. There is no charge for this version until you reach your original maturity date. After your original maturity date, we will charge a monthly fee of no more than $10.

          The Death Benefit version provides for a death benefit (after the death of the last surviving contingent insured) after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount.

          We will charge you the following amounts under the death benefit version:

          . A monthly fee of no more than $30 for each $1000 of the net amount at risk. This fee begins 9 years before your original maturity date and terminates on your original maturity date.

          . A monthly fee of no more than $10. This fee begins on your original maturity date if you exercise your right under the rider to extend your original maturity date.

          Nine years and 60 days before your original maturity date, we will notify you that you will incur these charges if you keep the rider. You will then have until your original maturity date to terminate the rider and with it, your right to extend your


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

          original maturity date. If you terminate the rider at any time within this nine year and 60 day period, there will be no further charges and you will receive no benefit.

The Accumulation Value version of the rider may be selected at any time before your original maturity date. The Death Benefit version of the rider may be selected only at the time we issue your Policy. In Illinois you may select either version of the rider only after we issue your Policy, and prior to your original maturity date.

There are features common to both riders in addition to the $10 maximum monthly fee. Only the insurance coverage associated with the Policy will be extended beyond your original maturity date. We do not allow additional premium payments, new loans, or changes in specified amount after your original maturity date. The only charge we continue to automatically deduct after the original maturity date is the daily charge described on page ___. Once you have exercised your right to extend your original maturity date, you cannot revoke it. You can, however, surrender your Policy at any time.

Extension of the maturity date beyond the younger contingent insured's age 100 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

     Return of Premium Death Benefit Rider.

          . This rider provides additional term life insurance coverage on the life of the last surviving contingent insured. The amount of additional insurance varies so that it always equals the cumulative amount of premiums paid under the Policy (subject to certain adjustments).

          . You may purchase this rider only as of the date of issue and only if you have selected death benefit Option 1.

          . There is no separate fee for this rider. The use of this rider increases the specified amount, which results in a change in the amount at risk and an increase in the monthly insurance charge.

          Single Life Annually Renewable Term Insurance Rider.

          . This rider allows you to provide term single life insurance on the life of either or both of the contingent insureds. We will pay a death benefit upon the death of the contingent insured on whose life you purchased the rider. The death benefit is in addition to any death benefit we pay under the Policy.

          . You can purchase this rider on the life of a contingent insured who is younger than age 75.


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

          . You cannot purchase this rider on the life of a contingent insured if the premium class for that contingent insured is uninsurable.

          .    This rider terminates at age 75 of the covered insured.

          . The maximum cost of this rider is $6.66 per thousand of the rider's specified amount.

          . You may purchase this rider only at the time we issue your policy.

TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS.

     Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page ___. You should consult a qualified tax adviser.

POLICY EXCHANGE OPTION.

     This option is not a rider. You as the owner of the Policy have the right at any time while both contingent insureds are living to request that the Policy be split into two separate policies, insuring each of the contingent insureds under new, single life policies. In order for you to exercise this option, neither contingent insured could have the "uninsurable" premium class when the original Policy was issued. Here are the additional features about the exchange option:

     . You can choose the amount of coverage on each policy, as long as the total equals the death benefit amount of the Policy. We will transfer the cash surrender value of the Policy, after paying off any outstanding loan, to the new policies in the same proportion as the new face amounts are to each other (except for Policies issued in Texas, where outstanding loans are also transferred to the new policies in the same proportion as the new face amounts are to each other).

     . The new policies can be any flexible or level premium whole life policy or endowment plan we would ordinarily issue when the option is exercised.

     . The new policies are subject to underwriting based on our established procedures. This option requires that both contingent insureds are found to be insurable.

     . You can choose to exchange without underwriting only if the contingent insureds were married to one another and have divorced, the Federal unlimited marital deduction is repealed, or there is a reduction of at least 50% of the tax rate in the maximum Federal estate tax bracket. However, in the case of divorce, the divorce decree must have been final at least 24 months before the exchange. In these situations, the original Policy's specified amount and cash surrender value will be split equally between the two new policies (except in Pennsylvania, where underwriting is required without exception if the contingent insureds are divorced from one another).


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

     .    The Policy terminates when we issue the new policies.

     . Under each of the new policies, if the insured commits suicide within the first two policy years, we will limit the proceeds payable to the total of all premiums that have been paid on the Policy insuring the deceased person to the time of death minus any outstanding policy loans (plus any unearned loan interest) and partial surrenders.

          In Texas the first two policy years limit runs from the date of issue of the Policy but only for insurance coverage that does not require new underwriting information.

     .    There is no additional charge for this option or its exercise.

                               POLICY TRANSACTIONS

     The transactions we describe below may have different effects on the accumulation value, death benefit, Specified Amount or cost of insurance. You should consider the net effects before requesting a Policy transactions. See "Policy Features - Changes in Platinum Investor Survivor II," on page __. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page __.

TELEPHONE TRANSACTIONS

     See page ___ for information regarding telephone transactions.

WITHDRAWING POLICY INVESTMENTS

     Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." Because of the surrender charge, it is unlikely that a Platinum Investor Survivor II Policy will have any cash surrender value during at least the first year unless you pay significantly more than the monthly guarantee premiums.

     Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $500,000.

     We will apply a reduction in specified amount in the following order, as long as your base coverage is at least 10% of the specified amount:

     . against the specified amount provided by the most recent increase, with the decrease applying first to the entire supplemental coverage portion of such increase, if any, followed by the base coverage portion;

     . against the next most recent increases successively, with the decrease of each prior increase applying first to the entire supplemental coverage portion of such increase, if any, followed by the base coverage portion;

     . against the specified amount provided under the original application, with the decrease applying first to the entire supplemental coverage portion of such amount, if any, followed by the base coverage portion.

We will deduct any remaining surrender charge that is associated with any portion of your Policy's base amount of coverage that is canceled. If the Option 2 death benefit is then in effect, we will automatically reduce your accumulation value.

     You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

     There is a maximum partial surrender fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

     Exchange of Policy in certain states. Certain states require that a policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

     Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less the interest that will be payable on your loan through your next Policy anniversary. The minimum amount you can borrow is $500, or, if less, the entire remaining loan value. These rules are not applicable in all states.

     We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed effective annual rate of 4.0% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an effective annual rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

     You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

     You may repay all or part (but not less than $10 unless it is the final payment) of your loan at any time before the death of the last surviving contingent insured while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from our Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the last surviving contingent insured's death.

     Preferred loan interest rate. We will charge a lower interest rate on preferred loans (available after the first 10 Policy years). The maximum amount eligible for preferred loans for any year is:

     . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

     . if less, your Policy's maximum remaining loan value at that Policy anniversary.

     We will always credit your preferred loan collateral amount at a guaranteed effective annual rate of 4.0%. We intend to set the rate of interest you are paying to the same 4.0% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

     . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4.0%, and

     .    will never exceed an effective annual rate of 4.25%.

     Maturity of your Policy. If one or both contingent insureds are living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the younger contingent insured's 100th birthday.

     Tax considerations. Please refer to "Federal Tax Considerations" on page ___ for information about the possible tax consequences to you when you receive any loan, surrender or other funds from your Policy. A Policy loan may cause the Policy to lapse which will result in adverse tax consequences.

                                 POLICY PAYMENTS

PAYMENT OPTIONS

     You will receive the full proceeds from the Policy as a single sum, unless you elect another method of payment within 60 days of the last surviving contingent insured's death. This also includes proceeds that become payable upon full surrender or the maturity date. You can elect that all or part of such proceeds be applied to one or more of the following payment options:

     .    Option 1--Equal monthly payments for a specified period of time.

     . Option 2--Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

     . Option 3--Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

     . Option 4--Proceeds left to accumulate at an interest rate of 3% compounded annually for any period up to 30 years. At your request we will make payments to you monthly, quarterly, semiannually, or annually. You can also request a partial withdrawal of any amount of $500 or more.

     Additional payment options may also be available with our consent. We have the right to reject any payment option, if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

     Interest rates that we credit under each option will be at least 3%.

     Change of payment option. You may give us written instructions to change any payment option you have elected at any time while the Policy is in force and before the start date of the payment option.

     Tax impact. If a payment option is chosen, you or your beneficiary may have tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

THE BENEFICIARY

     You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of either contingent insured unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the last surviving contingent insured dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNMENT OF A POLICY

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

     General. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the last surviving contingent insured's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

     Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of Separate Account VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted;

     . an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the accumulation value; or

     .    the SEC by order permits the delay for the protection of owners.

     Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

     . We cannot challenge the Policy after it has been in effect, during either contingent insured's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

     . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during either contingent insured's lifetime.

     . We cannot challenge an additional benefit rider that provides benefits if either contingent insured becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

     Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                         ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

     . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

     . end the automatic rebalancing feature if your accumulation value falls below $5,000;

     . change the underlying Mutual Fund that any investment option uses, subject to SEC and other required regulatory approvals;

     . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another;

     . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

     . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

     We also have the right to make variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish.

     Underwriting and premium classes. We have seven premium classes we use to decide how much the monthly insurance charges under any particular Policy will be: preferred non- tobacco, standard non-tobacco, preferred tobacco, standard tobacco, special non-tobacco, special tobacco and uninsurable. They are each described in your Policy. Policies issued in Arizona, North Carolina and Wisconsin do not have the uninsurable class.

     The term "uninsurable" is used in a special way when we issue a Policy. "Uninsurable" describes a person proposed to become insured under a Policy who would not pass our requirements to be insured under one of our policies that insures only one life. Under some conditions a person who is uninsurable can become a contingent insured under a Policy. The other contingent insured cannot be uninsurable.

     Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace another life insurance policy we issued with a Policy. Not all types of other insurance we issue are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

     State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals.

                            CHARGES UNDER THE POLICY

     Premium tax charge. Unless your Policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range from 0.75% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return.

     Tax charge back. If you are a resident of Oregon at the time you purchase a Policy, there is no premium tax charge. Instead, we will deduct from each premium a tax charge back that is permissible under Oregon law. If you later move from Oregon to a state that has a premium tax, we will not charge you a premium tax. We deduct the tax charge back from each premium you pay, regardless of the state in which you reside at the time you pay the premium. The current tax charge back is 2% of each premium. We may change the tax charge back amount but any change will only apply to new Policies we issue. We use the charge partly to offset our obligation to pay premium taxes on the same Policy if you move to another state. We also use the charge to pay for the cost of additional administrative services we provide under these Policies.

     Other deductions from each premium payment. After we deduct the applicable premium tax (or a tax charge back if we issued your Policy in Oregon) from your premium payment, we will deduct 5.0% from the remainder of all premium payments received each year. We may lower this percentage deduction but it is guaranteed never to exceed 5.0%. Your policy refers to these deductions as a "Premium Expense Charge." We use these charges to cover sales expenses, including commissions.

     Daily charge. We will deduct a daily charge at an effective annual rate of 0.75% of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 15 years, however, we will reduce this rate to an effective annual rate of 0.50%, and after 30 years, to an effective annual effective rate of 0.15%. Although the years for the reduction of rates may not be changed, we may lower these current rates but they can never exceed the rates set forth in this paragraph. We apply this charge to pay for our mortality and expense risks, except in Maryland. In Maryland, all references in the Policy to the mortality and expense charge have been changed to the "Separate Account Charge."

     Flat monthly charge. We will deduct $10 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $10. The flat monthly charge is the "Monthly Administration Fee" shown on page 4 of your Policy. We use this charge to pay for the cost of administrative services we provide under the Policies.

     First Four Years Monthly Expense Charge. The Policies have a monthly expense charge which will be deducted during the first four Policy years, and during the first four years of any increase in base coverage. We will apply this four year monthly expense charge only to the base coverage portion of the specified amount. Any decrease in base coverage will not change the monthly expense charge. This charge varies according to the amount of base coverage and the ages, gender and the premium classes of both of the contingent insureds. This charge is a maximum of $3.01 for each $1,000 of base coverage. We use this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

     Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "amount at risk" on that date. Our amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the last surviving contingent insured died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

     .    greater amounts at risk result in a higher monthly insurance charge;
          and

     . higher cost of insurance rates also result in a higher monthly insurance charge.

     Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are not greater than the guaranteed maximum rates for insured persons in all age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

     In general, the longer you own your Policy, the higher the cost of insurance rate will be as the contingent insureds grow older. Also our cost of insurance rates will generally be lower if one or both of the contingent insureds is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users. On the other hand, contingent insureds who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policy.

     We use this charge to fund the death benefits we pay under the Policies.

     Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the contingent insureds or the specific coverage you choose under the rider. The riders we offer are two versions of the maturity extension rider, return of premium death benefit rider, and single life annually renewable term insurance rider. The riders are described beginning on page ___, under "Additional Rider Benefits and Options." The specific charges for any rider you choose are shown on page 3 of your Policy. We use these charges to pay for the benefits under the riders and to help offset the risks we assume.

     Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 14 Policy years (and for a maximum of the first 14 Policy years after any requested increase in the Policy's base coverage). We will apply the surrender charge only to the base coverage portion of the specified amount.

     The surrender charge period depends on the age of the younger of the contingent insureds. The amount of the surrender charge depends on the age, gender and premium classes of both of the contingent insureds. Your Policy's surrender charge will be found in the table on page 4C of the Policy. It may initially be as high as $50 per $1,000 of base coverage or as low as $0 per $1,000 of base coverage (or any increase in the base amount).

     We are permitted to not charge some or all of the surrender charges under certain limited circumstances, according to the terms of a Policy endorsement.

     We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's base coverage portion of the specified amount, we will deduct any remaining amount of the surrender charge that was associated with the base coverage that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" beginning on page ___. For those Policies that lapse in the first 14 Policy years, we use this charge to help recover sales expenses.

     Partial surrender fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. We use this charge to help pay for the expense of making a partial surrender.

     Transfer fee. We may charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. We do not currently assess this charge but reserve the right to do so in the future. This charge will be deducted from the investment options in the same ratio as the requested transfer. We use this charge to help pay for the expense of making the requested transfer.

     Illustrations. If you request illustrations more than once in any Policy year, we may charge $25 for the illustration.

     Policy loans. We will charge you interest on any loan at an effective annual rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an effective annual rate of 4.25%. See "Policy loans" beginning on page___.

     Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value.

     For a further discussion regarding these charges, see "More About Policy Charges" on page ___.

     Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

More About Policy Charges

     Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

     . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

     . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

     . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and

     . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

     The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the last surviving contingent insured dies.

     If the charges that we collect from the Policy exceed our total costs in connection with the Policy, we will earn a profit. Otherwise we will incur a loss.

     Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                               ACCUMULATION VALUE

     Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page ___ under "Premium tax charge" (or "Tax charge back" if you are a resident of Oregon when you purchase your Policy) and "Other deductions from each premium payment." We invest the rest in one or more of the investment options listed in the chart on the first page of this prospectus. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

     Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Mutual Fund. Over time, your accumulation value in any such investment option will increase or decrease by the same amount as if you had invested in the related Fund's shares directly (and reinvested all dividends and distributions from the Fund in additional Fund shares); except that your accumulation value will also be reduced by certain charges that we deduct. We describe these charges beginning on page ___ under "Charges Under the Policy."

     You can review other important information about the Mutual Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative, from our Home Office or from the Administrative Center (both locations and the telephone numbers are shown on the first page of this prospectus).

     We invest any accumulation value you have allocated to the Fixed Account option as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an effective annual rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account option, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page ___. The "daily charge" described on page ___ and the charges and expenses of the Mutual Funds discussed on pages ___ - ___ do not apply to the Fixed Account.

     Policies are "non-participating." You will not be entitled to any dividends from AGL.

                         POLICY LAPSE AND REINSTATEMENT

     During the first 5 Policy year benefit period discussed on page ___, your Policy will not enter a grace period or terminate if the Monthly Guarantee Premium has been met. After expiration of this benefit, if your Policy's cash surrender value falls to an amount insufficient to cover the monthly charges, we will notify you in a letter and give you a grace period of 61 days to pay at least the amount we estimate is necessary to keep your Policy in force for a reasonable time. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that each contingent insured who was living when the policy lapsed is still living and meets our requirements for issuing coverage. Also, you will have to pay at least the amount of premium that we estimate will keep your Policy in force for two months, as well as pay or reinstate any indebtedness. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                           FEDERAL TAX CONSIDERATIONS

     Generally, the death benefit paid under a Policy is not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

     Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

TAX EFFECTS

     This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser.

     General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") and (b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements and that:

     . the death benefit received by the beneficiary under your Policy will not be subject to federal income tax; and

     . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

     Although AGL believes that the Policies are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a last survivor life insurance policy is not directly addressed by
Section 7702. In the absence of final regulations or other guidance issued under
Section 7702, there is necessarily some uncertainty whether survivor life insurance policies, like the Platinum Investor Survivor II Policies, will meet the Section 7702 definition of a live insurance contract.

     The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," as you can see from the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

     Testing for modified endowment contract status. The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

     If, at any time during the first seven Policy years:

     .    you have paid a cumulative amount of premiums;

     . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

     . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

     then your Policy will be a modified endowment contract.

     Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount of coverage, and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

     The Company has procedures in place, including Policy owner notification, to prevent additional premium payments from causing your Policy to become a modified endowment contract.

     A life insurance policy that is received in a tax free 1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

     Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

     Rider benefits. The premium payments and any death benefits to be paid under any term insurance rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, a term rider may be determined to constitute a "qualified additional benefit" as that term is defined in Section 7702 of the Internal Revenue Code. The death benefit to be paid under a rider that is a "qualified additional benefit" will not be treated as a future benefit of the Policy for tax purposes. The premium payments for the same rider, however, will be treated as future benefits for purposes of compliance with Section 7702. You should consult a qualified tax adviser regarding any term rider you may purchase.

     Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the contingent insureds' lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

     On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

     Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while either contingent insured is still living will be taxed on an "income-first" basis. Distributions:

     . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

     . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

     . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

     For modified endowment contracts, your basis:

     .    is similar to the basis described above for other policies; and

     . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

     .    to taxpayers 59 1/2 years of age or older;

     .    in the case of a disability (as defined in the Code); or

     . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     Taxation of Exchange Option. You can split the Policy into two other single life insurance policies under some circumstances. A policy split could have adverse tax consequences if it is not treated as a nontaxable exchange under
Section 1035 of the Code. This could include, among other things, recognition as taxable income on amounts up to any gain in the Policy at the time of the exchange.

     Diversification. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the last surviving contingent insured died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Mutual Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Mutual Funds, we will enter into agreements with them requiring the Mutual Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

     The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Mutual Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R.

     Estate and generation skipping taxes. If the last surviving contingent insured is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the last surviving contingent insured, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. The federal estate tax is integrated with the federal gift tax under a unified rate schedule and unified credit.

     The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L.107-16) (the "2001 Act") brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $1 million for decedents dying in 2002. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Internal Revenue Code will thereafter be applied and administered as if these provisions had not been enacted.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million ($1,100,000 in 2002 indexed for inflation). Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each Policy owner, contingent insured or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

     Life insurance in split dollar arrangements. The IRS has released a technical advice memorandum ("TAM") on the taxability of insurance policies used in certain split dollar arrangements. A TAM provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specified set of facts and a specified taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer. Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

     The Internal Revenue Service issued Notice 2001-10 in 2001, then revoked it in Notice 2002-8, which was released on January 3, 2002. Both Notices were intended to provide guidance regarding the tax treatment of parties entering into split-dollar life insurance arrangements and to revise the applicable standards for valuing the economic benefit provided by current life insurance protection. Notice 2002-8, in addition to revoking the prior Notice, announced that the Service intends to publish proposed regulations which will provide comprehensive guidance on the treatment of split-dollar arrangements. It also sets out a series of transition rules for determining how P.S. 58 rates would or could be applied in determining the value of life insurance protection under split-dollar arrangements until the promised new regulations are proposed and become final. In general, it appears that for arrangements entered into prior to January 28, 2002, the P.S. 58 rules used before Notice 2001-10 can continue to be applied. The timeframe for the release of new regulations is unknown but may be several years.

     In cases of reverse split dollar or equity split dollar arrangements, the IRS has also stated that an employee will be taxed on the value of any economic benefit above and beyond the employer's investment in the contract. We urge you to contact your tax adviser regarding the federal income tax consequences of split dollar arrangements or reverse split dollar arrangements as a result of IRS Notice 2002-8 and any subsequent guidance that is released.

     Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

     The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining P.S. 58 costs are being revised by the IRS and may change.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

     Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with both contingent insureds' consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

     ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

     Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

     Certain Mutual Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

     When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

     Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. Congress passed tax legislation on May 26, 2001 which modified existing estate tax law. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the contingent insureds or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                                LEGAL PROCEEDINGS

     AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations and financial position.

     The principal underwriter and distributor of the Policies, American General Equity Services Corporation ("AGESC"), offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the SAI.

                              FINANCIAL STATEMENTS

     The Financial Statements of AGL and the Separate Account can be found in the SAI. Please see the back cover of this Prospectus for information on how to obtain a copy of the SAI.

                       INDEX OF SPECIAL WORDS AND PHRASES

This index should help you to locate more information about some of the terms and phrases used in this prospectus.

                                                          Page to
                                                        see in this
     Defined Term                                        Prospectus
     ------------                                       -----------
     accumulation value .............................
     Administrative Center ..........................
     AGLC ...........................................
     AGL ............................................
     amount at risk .................................
     automatic rebalancing ..........................
     base coverage ..................................
     basis ..........................................
     beneficiary ....................................
     cash surrender value ...........................
     cash value accumulation test ...................
     close of business ..............................
     Code ...........................................
     contingent insured .............................
     cost of insurance rates ........................
     daily charge ...................................
     date of issue ..................................
     death benefit ..................................
     dollar cost averaging ..........................
     Fixed Account ..................................
     full surrender .................................
     Fund, Funds ....................................
     grace period ...................................
     guarantee period ...............................
     guideline premium test .........................
     investment options .............................
     lapse ..........................................
     last surviving contingent insured ..............
     loan, loan interest ............................
     maturity, maturity date ........................
     modified endowment contract ....................
     monthly deduction days .........................

                                                                   PAGE TO
                                                                 SEE IN THIS
     DEFINED TERM                                                PROSPECTUS
     ------------                                                -----------

     monthly guarantee premium .............................
     monthly insurance charge ..............................
     Mutual Fund ...........................................
     Option 1, Option 2 ....................................
     partial  surrender ....................................
     payment option ........................................
     planned periodic premium ..............................
     Policy, Policies ......................................
     Policy loans ..........................................
     Policy month, year ....................................
     premium classes .......................................
     premium payments ......................................
     reinstate, reinstatement ..............................
     required minimum death benefit ........................
     SEC ...................................................
     separate account ......................................
     Separate Account VL-R .................................
     seven-pay test ........................................
     specified amount ......................................
     surrender .............................................
     telephone transactions ................................
     transfers .............................................
     uninsurable ...........................................
     valuation date, period ................................
     variable investment options ...........................

[AMERICAN GENERAL LOGO]

For additional information about the Platinum Investor Services II Policy and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated _______. We have filed the SAI with the SEC and have incorporated it by reference into this Prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, which is located at 2727-A Allen Parkway, Houston, Texas 77019 or call us at _______. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the Platinum Investor Survivor II Policy, including, personalized illustrations of death benefits, cash surrender values, and cash values is available, without charge, upon request to the same address or phone number printed above.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Product issued by:
AMERICAN GENERAL LIFE INSURANCE COMPANY
Member of American International Group, Inc.
2727-A Allen Parkway, Houston, TX 77019

Platinum Investor Survivor II Variable Universal Life Insurance Policy Form Number 01206

Not available in the state of New York

Distributed by American General Equity Services Corporation
Member NASD
Member of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company are solely its responsibility. American General Life Insurance Company is responsible for its own financial condition and contractual obligations.

(C) 2002 American International Group, Inc.
All rights reserved                                       ICA File No. 811-08561

                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT VL-R

                          PLATINUM INVESTOR SURVIVOR II

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                    ISSUED BY

                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                          VUL ADMINISTRATION DEPARTMENT

                    P.O. BOX 4880, Houston, Texas 77210-4880

        1-888-325-9315; 1-713-831-3443; Hearing Impaired: 1-888-436-5258

                       STATEMENT OF ADDITIONAL INFORMATION

                              Dated _______________

This Statement of Additional Information ("SAI") is not a prospectus. You should read it with the Prospectus for American General Life Insurance Company Separate Account VL-R (the "Separate Account") dated _____________, concerning the Platinum Investor Survivor II flexible premium variable life insurance Policies (the "Policy" or "Policies"). You can obtain a copy of the Prospectus for the Platinum Investor Survivor II Policies, and any Prospectus supplements, by contacting American General Life Insurance Company ("AGL") at the address or telephone numbers given above. Terms used in this SAI have the same meanings as are defined in the Prospectus under the heading "Index of Special Words and Phrases."

                                TABLE OF CONTENTS

GENERAL.......................................................................
     AGL......................................................................
          Separate Account VL-R...............................................

SERVICES......................................................................

DISTRIBUTION OF THE POLICIES..................................................

PERFORMANCE INFORMATION.......................................................
     Performance Data.........................................................
          Average Annual Total Return Calculations............................
          Fund Performance....................................................
          VALIC Company I Money Market Investment Option Yield and
           Effective Option Yield and Effective Yield Calculations............

ADDITIONAL INFORMATION ABOUT THE POLICIES.....................................
          Gender neutral policies.............................................
          Cost of insurance rates.............................................
          Certain arrangements................................................
     More About the Fixed Account.............................................
          Our general account.................................................
          How we declare interest.............................................
     Adjustments to Death Benefit.............................................
          Suicide.............................................................
          Wrong age or gender.................................................
          Death during grace period...........................................

EXPERTS.......................................................................
     Accounting and Auditing Experts..........................................
     Actuarial Expert.........................................................

MATERIAL CONFLICTS............................................................

FINANCIAL STATEMENTS..........................................................

                               GENERAL INFORMATION

AGL

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name of AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

     AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VL-R

     We hold the Mutual Fund shares in which any of your accumulation value is invested in Separate Account VL-R. Separate Account VL-R is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the separate account on May 6, 1997 under Texas law.

     For record keeping and financial reporting purposes, Separate Account VL-R is divided into 70 separate "divisions," 46 of which correspond to the 46 variable "investment options" available since the inception of the Policy. The remaining 24 divisions, and some of these 46 divisions, represent investment options available under other variable life policies we offer. We hold the Mutual Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option.

     The assets in Separate Account VL-R are our property. The assets in Separate Account VL-R would be available only to satisfy the claims of owners of the Policies, to the extent they have allocated their accumulation value to Separate Account VL-R. Our other creditors could reach only those Separate Account VL-R assets (if any) that are in excess of the amount of our reserves and other contract liabilities under the Policies with respect to Separate Account VL-R.

                                    SERVICES

     AGL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. AGL and AGLC are each indirect wholly owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware LLC established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, auditing, accounting and legal services. During 2002, 2001, and 2000, __________, $86,168,095 and $73,483,037, respectively, was paid by AGL to AGLC for these services.

                          DISTRIBUTION OF THE POLICIES

     American General Equity Services Corporation (formerly known as Franklin Financial Services Corporation) ("AGESC"), #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and a direct wholly-owned subsidiary of AGL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and AGL. AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

     We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.

     We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

     . 90% of the premiums received in the first Policy year up to a "target" amount;

     . 3% of the premiums up to the target amount received in each of Policy years two through 10;

     . 3% of the premiums in excess of the target amount received in each of Policy years one through 10;

     . 0.20% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years two through 30; and

     . 0.10% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each Policy year after Policy year 30.

     At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 115% of the premiums we receive in the first Policy year.

     The target amount is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.

     The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

     We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

     We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our subsidiary broker-dealer American General Securities Incorporated and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                             PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the divisions of Separate Account VL-R in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Mutual Funds in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

     We may compare a division's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

     Performance information for any division reflects the performance of a hypothetical Policy and is not illustrative of how actual investment performance would affect the benefits under your Policy. You should not consider such performance information to be an estimate or guarantee of future performance.

Performance Data

     Average Annual Total Return Calculations. Each variable investment option may advertise its average annual total return. We calculate each variable investment option's average annual total return quotation under the following standard method:

     . We take a hypothetical $10,000 investment in each variable investment option on the first day of the period at the maximum offering price ("initial investment").

     . We calculate the ending redeemable value ("redeemable value") of that investment at the end of 1, 3, 5 and 10 year period. If Average Annual Total Return for a variable investment option is not available for a stated period, we may show Average Annual Total Return since variable investment option inception. The redeemable value reflects the effect of the Mortality and Expense Risk Charge and all other noninsurance charges and fees, including premium expense charges and premium taxes. We do not reflect any cost of insurance charges, monthly expense charges, surrender charges or any other insurance related charges in the calculation.

     .   We divide the redeemable value by the initial investment.

     . We take this quotient to the Nth root (N representing the number of years in the period), subtract 1 from the result, and express the result as a percentage.

     Average annual total return quotations for the variable investment options for the period ended December 31, 2002 are shown in the table below.

                                                                                                  Since       Investment
                                                                                                Investment      Option
                                                                                                  Option      Inception
                 Investment Option                     1 year   3 years   5 years   10 years    Inception        Date
                 ---------- ------                     - ----   - -----   - -----   -- -----    ---------        ----
AIM V.I. International Growth Fund-Class I
AIM V.I. Premier Equity Fund-Class I
American Century VP Value Fund
Credit Suisse Small Cap Growth Portfolio
Dreyfus IP MidCap Stock Portfolio - Initial shares
Dreyfus VIF Quality Bond Portfolio - Initial shares
Dreyfus VIF Small Cap Portfolio - Initial shares
Fidelity VIP Asset ManagerSM Portfolio -
Service Class 2
Fidelity VIP Contrafund(R)Portfolio - Service Class 2
Fidelity VIP Equity-Income Portfolio -
Service Class 2
Fidelity VIP Growth Portfolio - Service Class 2
Franklin Templeton U.S. Government Fund - Class 2
Franklin  Templeton Mutual Shares  Securities Fund -
Class 2
Franklin Templeton Foreign Securities Fund - Class 2
Janus Aggressive Growth Portfolio-Service Shares
Janus International Growth Portfolio-Service Shares

                                                                                                     Since       Investment
                                                                                                   Investment      Option
                                                                                                     Option       Inception
                   Investment Option                      1 year   3 years   5 years   10 years    Inception        Date
                   ---------- ------                      - ----   - -----   - -----   -- -----    ---------        ----
Janus Worldwide Growth Portfolio-Service Shares
JPMorgan Small Company Portfolio
MFS Capital Opportunities Series
MFS Emerging Growth Series
MFS New Discovery Series
MFS Research Series
Neuberger Berman Mid-Cap Growth  Portfolio
PIMCO Real Return Portfolio-Admin. Class
PIMCO Short-Term Portfolio-Admin. Class
PIMCO Total Return Portfolio-Admin. Class
Putnam VT Diversified Income Fund - Class IB
Putnam VT Growth and Income Fund - Class IB
Putnam VT  International  Growth and  Income  Fund -
Class IB
SAFECO RST Equity Portfolio
SAFECO RST Growth Opportunities Portfolio
SunAmerica Aggressive Growth Portfolio - Class A
SunAmerica Balanced Portfolio - Class A
UIF Equity Growth Portfolio-Class I
UIF High Yield Portfolio-Class I
VALIC Co. I International Equities Fund
VALIC Co. I Mid Cap Index Fund
VALIC Co. I Money Market I Fund
VALIC Co. I Nasdaq-100(R) Index Fund
VALIC Co. I Science & Technology Fund
VALIC Co. I Small Cap Index Fund
VALIC Co. I Stock Index
Vanguard High Yield Bond Portfolio
Vanguard REIT Index Portfolio
Van Kampen Growth and Income Portfolio-Class I


--------------------------------
If "N/A" appears in the "10 years" column, the Option is less than 10 years old.

     Fund Performance. Each variable investment option may advertise the performance for the corresponding Fund in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Series in which the variable investment option invest may pre-date the effective date of the variable investment option being offered in the Policy.

     The table below provides the actual historical performance of the corresponding Series in which each of these variable investment options invest. This information does not reflect the Mortality and Expense Risk Charge or any other noninsurance or insurance-related charges and deductions of the Separate Account.

                        Fund Average Annual Total Returns
 without the deduction of any applicable noninsurance or insurance-related charges of the Separate Account (Through December 31, 2002)

                                                                                                     Since       Investment
                                                                                                   Investment      Option
                                                                                                     Option       Inception
                   Investment Option                      1 year   3 years   5 years   10 years    Inception        Date
                   ---------- ------                      - ----   - -----   - -----   -- -----    ---------        ----
AIM V.I. International Growth Fund-Class I
AIM V.I. Premier Equity Fund-Class I
American Century VP Value Fund
Credit Suisse Small Cap Growth Portfolio
Dreyfus IP MidCap Stock Portfolio - Initial shares
Dreyfus VIF Quality Bond Portfolio - Initial shares
Dreyfus VIF Small Cap Portfolio - Initial shares
Fidelity VIP Asset Manager(SM) Portfolio - Service Class 2
Fidelity VIP Contrafund(R)Portfolio - Service Class 2
Fidelity VIP Equity-Income Portfolio - Service Class 2
Fidelity VIP Growth Portfolio - Service Class 2
Franklin Templeton U.S. Government Fund - Class 2
Franklin Templeton Mutual Shares Securities Fund -
Class 2
Franklin Templeton Foreign Securities Fund - Class 2
Janus Aggressive Growth Portfolio-Service Shares
Janus International Growth Portfolio-Service Shares
Janus Worldwide Growth Portfolio-Service Shares
JPMorgan Small Company Portfolio
MFS Capital Opportunities Series
MFS Emerging Growth Series
MFS New Discovery Series
MFS Research Series
Neuberger Berman Mid-Cap Growth  Portfolio
PIMCO Real Return Portfolio-Admin. Class
PIMCO Short-Term Portfolio-Admin. Class
PIMCO Total Return Portfolio-Admin. Class
Putnam VT Diversified Income Fund - Class IB
Putnam VT Growth and Income Fund - Class IB
Putnam VT International Growth and Income Fund -
Class IB
SAFECO RST Equity Portfolio
SAFECO RST Growth Opportunities Portfolio
SunAmerica Aggressive Growth Portfolio - Class A
SunAmerica Balanced Portfolio - Class A
UIF Equity Growth Portfolio-Class I
UIF High Yield Portfolio-Class I
VALIC Co. I International Equities Fund
VALIC Co. I Mid Cap Index Fund
VALIC Co. I Money Market I Fund

                                                                                         Since        Investment
                                                                                       Investment       Option
                                                                                         Option       Inception
          Investment Option                      1 year   3 years  5 years   10 years  Inception         Date
          ---------- ------                      - ----   - -----  - -----   -- -----  ---------         ----
VALIC Co. I Nasdaq-100(R) Index Fund
VALIC Co. I Science & Technology Fund
VALIC Co. I Small Cap Index Fund
VALIC Co. I Stock Index
Vanguard High Yield Bond Portfolio
Vanguard REIT Index Portfolio
Van Kampen Growth and Income Portfolio-Class I

__________________________

If "N/A" appears in the "10 years" column, the Option is less than 10 years old.

         VALIC Company I Money Market Investment Option Yield and Effective Yield Calculations. We calculate the VALIC Company I Money Market Investment Option's yield by a standard method that the SEC prescribes. Under that method, we base the current yield quotation on a seven day period and calculate that yield as follows:

         . We take the net change in the Accumulation Unit value during the period.

         . We divide that net change by the Accumulation Unit value at the beginning of the period to obtain the base period return.

         . We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

         . We carry the current yield figure to the nearest one-hundredth of one percent.

         We do not include realized capital gains or losses and unrealized appreciation or depreciation of the Option's Portfolio in the calculation. The VALIC Company I Money Market Investment Option's historical yield for the seven day period ended December 31, 2002 was _____%.

         We determine the VALIC Company I Money Market Investment Option's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1)//365/7//-1. The VALIC Company I Money Market Investment Option's historical effective yield for the seven day period ended December 31, 2002 was _____%. Yield and effective yield do not reflect the deduction of any insurance or noninsurance-related charges that we may impose when you redeem Accumulation Units.

                    ADDITIONAL INFORMATION ABOUT THE POLICIES

         Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Platinum Investor Survivor II Policy for sale in situations which, under current law, require gender-neutral premiums or benefits.

         Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

         Certain arrangements. Most of the advisers or administrators of the Mutual Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. These amounts are paid by the advisers or the administrators, and will not be paid by the Mutual Funds, the options or Policy owners.

More About the Fixed Account

         Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account or our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

         How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 4%.

         Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Adjustments to Death Benefit

         Suicide. If either contingent insured commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

     A new two year period begins if you increase the specified amount. You can increase the specified amount only if both contingent insureds are living at the time of the increase. In this case, if either contingent insured commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

     Some states require that we compute these periods for noncontestability differently following a suicide.

     Wrong age or gender. If the age or gender of either contingent insured was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the last surviving contingent insured died during a grace period.

                                     EXPERTS

Accounting and Auditing Experts

     [The consolidated balance sheets of AGL as of December 31, 2002 and 2001 and the related consolidated statements of income, statements of comprehensive income, statements of shareholders' equity and statements of cash flows for the years ended December 31, 2002, 2001 and 2000 included in this prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere in this prospectus, and is included in this prospectus in reliance upon such report of Ernst & Young LLP given on the authority of such firm as experts in accounting and auditing. The address of Ernst & Young LLP is 1401 McKinney Street, Suite 1200 5 Houston Center, Houston, Texas 77010.]

Actuarial Expert

     Actuarial matters have been examined by Wayne A. Barnard who is Senior Vice President of AGL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                               MATERIAL CONFLICTS

     We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

     .    state insurance law or federal income tax law changes;

     .    investment management of an investment portfolio changes; or

     . voting instructions given by owners of variable life insurance Policies and variable annuity contracts differ.

     The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

     If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

     When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment Policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

     Under the Investment Company Act of 1940, we must get your approval for certain actions involving our separate account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable options not credited to Policies in the same proportion as votes cast by owners.

                              FINANCIAL STATEMENTS

     The financial statements of AGL contained in this prospectus should be considered to bear only upon the ability of AGL to meet its obligations under the Policies. They should not be considered as bearing upon the investment experience of Separate Account VL-R.

                                                                     Page to
Consolidated Financial Statements of                                 See in this
Separate Account VL-R                                                SAI
---------------------                                                ---


                                                                     Page to
Consolidated Financial Statements of                                 See in this
American General Life Insurance Company                              SAI
---------------------------------------                              ---

                            PART C: OTHER INFORMATION

Item 27.  Exhibits

(a)  Board of Directors Resolution.

     (1) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R. (1)

     (2) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of variable life insurance standards of suitability and conduct. (1)

(b)  Custodian Agreements. Inapplicable.

(c)  Underwriting Contracts.

     (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (26)

     (2)  Form of Selling Group Agreement. (27)

     (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)  Contracts.

     (1) Specimen form of the "Platinum Investor(SM) Survivor II" Flexible Premium Variable Universal Life Insurance Policy (Policy Form No. 01206). (24)

(e)  Applications.

     (1) Specimen form of Life Insurance Application - Part A, Form No. AGLC 0336-2001. (18)

     (2) Specimen form of Life Insurance Application - Part B, Form No. AGLC 0337-2001. (18)

     (3) Specimen form of Medical Exam Form-Life Insurance Application, Form No. AGLC 8003-99. (13)

     (4)  Specimen form of Supplemental Application. (20)

     (5)  Specimen form of Service Request Form. (20)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (2)

     (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (5)

     (3) By-laws of American General Life Insurance Company, adopted January 22, 1992. (3)

(g)  Reinsurance Contracts.

     (1)  Reinsurance Contract(s). (To be filed by Amendment)

(h)  Participation Agreements.

     (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (6)

     (1)(b) Form of Amendment Four to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (17)

     (1)(c) Form of Amendment Six to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (To be filed by Amendment)

     (2)(a) Form of Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (10)

     (2)(b) Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company dated as of July 21, 1998. (8)

     (2)(c) Form of Amendment Two to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (19)

     (2)(d) Form of Amendment Three to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (17)

     (3)(a) Form of Participation Agreement Between American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (6)

     (3)(b) Amendment One to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated December 1, 1998. (8)

     (4)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

     (4)(b) Form of Amendment Five to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (19)

     (4)(c) Form of Amendment Six to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (24)

     (5)(a) Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP., Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (9)

     (5)(b) Amendment Number 1 to Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (11)

     (5)(c) Form of Amendment Seven to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Securities Incorporated. (17)

     (5)(d) Form of Amendment Eight to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc. (24)

     (5)(e) Form of Amendment Ten to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc. (Filed herewith)

     (6)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (6)

     (7)(a) Form of Participation Agreement Among American General Life Insurance Company, American General Securities Incorporated, SAFECO Resources Series Trust, and SAFECO Securities, Inc. (6)

     (7)(b) Form of Amendment Four to Participation Agreement Among American General Life Insurance Company, American General Securities Incorporated, SAFECO Resources Series Trust, and SAFECO Securities, Inc. (17)

     (7)(c) Form of Amendment Five to Participation Agreement Among American General Life Insurance Company, American General Securities Incorporated, SAFECO Resources Series Trust, and SAFECO Securities, Inc. (24)

     (7)(d) Form of Amendment Seven to Participation Agreement Among American General Life Insurance Company, American General Securities Incorporated, SAFECO Resources Series Trust, and SAFECO Securities, Inc. (Filed herewith)

     (8)(a) Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (9)

     (8)(b) Amendment One to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (8)

     (8)(c) Form of Amendment Six to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated. (17)

     (8)(d) Form of Amendment Seven to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated. (24)

     (8)(e) Form of Amendment Nine to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc. (Filed herewith)

     (9)(a) Form of Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (15)

     (10)(a) Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (15)

     (10)(b) Form of Assignment and Modification Agreement by and between Neuberger & Berman Management Incorporated and American General Life Insurance Company. (15)

     (11)(a) Form of Participation Agreement by and between American General Life Insurance Company, Ayco Asset Management and Ayco Series Trust. (19)

     (11)(b) Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company, Ayco Asset Management and Ayco Series Trust. (24)

     (12)(a) Form of Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (19)

     (12)(b) Form of Amendment No. 1 to Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (24)

     (13)(a) Form of Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust II. (19)

     (14)(a) Form of Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (19)

     (15)(a) Form of Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (19)

     (16)(a) Form of Participation Agreement by and between American General Life Insurance Company, Warburg Pincus Trust, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (19)

     (17)(a) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (19)

     (17)(b) Form of Amendment No. 1 to Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (24)

     (18)(a) Form of Administrative Services Agreement between American General Life Insurance Company and fund distributor. (5)

     (19)(a) Form of Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrard LLP and Morgan Stanley Dean Witter Investment Management Inc. (14)

     (20)(a) Form of Administrative Services Agreement between American General Life Insurance Company and SAFECO Asset
               Management. (25)

     (21)(a) Form of Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated January 1, 2000 (21)

     (22)(a) Administrative Services Agreement dated as of June 1, 1998, between American General Life Insurance Company and AIM Advisors, Inc. (4)

     (23)(a) Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation. (4)

     (23)(b) Amendment to Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation effective as of December 1, 1998. (4)

     (24)(a) Form of Administrative Services Agreement by and between Ayco Asset Management and American General Life Insurance Company.
               (19)

     (24)(b) Form of Amendment No. 1 to Administrative Services Agreement by and between Ayco Asset Management and American General Life Insurance Company. (24)

     (25)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Morgan Guaranty Trust Company of New York. (19)

     (26)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (15)

     (27)(a) Form of Services Agreement by and between American General Life Insurance Company and Pacific Investment Management, LLC. (19)

     (28)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Credit Suisse Asset Management, LLC. (19)

     (29)(a) Form of Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (23)

     (29)(b) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective May 1, 2000. (16)

     (29)(c) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective November 1, 2001. (22)

     (29)(d) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective May 14, 2002. (25)

     (29)(e) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective October 1, 2002. (To be filed by Amendment)

     (30)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, Inc., dated as of July 1, 1999. (12)

     (30)(b) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, effective November 1, 2001. (22)

     (31)(a) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company. (19)

     (31)(b) Form of Amendment No. 1 to Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company. (24)

     (32)(a) Form of Service Contract by and between Fidelity Distributors Corporation and American General Life Insurance Company. (19)

     (33)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (19)

     (34)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and American General Life Insurance Company. (19)

     (35)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Variable Insurance Trust. (19)

     (36)(a) Form of Participation Agreement by and among American General Life Insurance Company and SunAmerica Series Trust. (20)

     (36)(b) Form of Administrative Services Agreement by and among American General Life Insurance Company and SunAmerica Asset Management Corp. (20)

     (37)(a) Form of Cash Disbursement Request Form, Form No. AGLC 0109 Rev0103. (27)

     (38)(a)   Form of Assignment Form, Form No. AGLC 0205 Rev0103. (27)

     (39)(a) Form of Electronic Funds Authorization Form, Form No. AGLC 0220 Rev0103. (27)

     (40)(a)   Form of Name and Address Change Form, Form No. AGLC 0222 Rev0103.
               (27)

     (41)(a) Form of Request for Change of Ownership on a Life Insurance Policy Form, Form No. VUL 0013 Rev1202. (27)

     (42)(a) Form of Request for Full Cash Surrender Value Form, Form No. VUL 0015 Rev1202. (27)

     (43)(a)   Form of Change of Beneficiary Form, Form No. VUL 0016 Rev1202.
               (27)

(i)  Administrative Contracts.

     (1) Form of services agreement dated July 31, 1975, (limited to introduction and first two recitals, and sections 1-3) among various affiliates of American General Corporation, including American General Life Insurance Company and American General Life Companies. (7)

(j)  Other Material Contracts. None

(k)  Legal Opinion.

     (1) Opinion and Consent of Pauletta P. Cohn, General Counsel, Life Insurance Operations of American General Life Companies. (24)

(l)  Actuarial Opinion.

     (1) Opinion and Consent of American General Life Insurance Company's actuary. (24)

(m)  Calculation. None

(n)  Other Opinions.

     (1)  Consent of Independent Auditors. (To be filed by Amendment)

(o)  Omitted Financial Statements. None

(p)  Initial Capital Agreements. None

(q)  Redeemability Exemption.

     (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940. (16)

------------
(1) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on December 18, 1997.

(2) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(3) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1992.

(4) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on January 15, 1999.

(5) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(6) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(7) Incorporated by reference to Pre-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 033-44745) of American General Life Insurance Company Separate Account A filed on April 24, 1998.

(8) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on March 18, 1999.

(9) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1997.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on February 12, 1998.

(11) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on August 25, 1999.

(12) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2000.

(13) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-90787) of American General Life Insurance Company Separate Account VL-R filed on February 4, 2000.

(14) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 12, 2000.

(15) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on January 21, 2000.

(16) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on April 10, 2001.

(17) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on October 11, 2000.

(18) Incorporated by reference to Post-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on April 23, 2002.

(19) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(20) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on April 24, 2002.

(21) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on January 20, 2000.

(22) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2001.

(23) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on April 26, 2000.

(24) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2001.

(25) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-82982) of American General Life Insurance Company Separate Account VL-R filed on May 13, 2002.

(26) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(27) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

Item 28. Directors and Officers of the Depositor

 Name and Principal      Positions and Offices with Depositor
  Business Address       American General Life Insurance Company
---------------------    -------------------------------------------------------

Rodney O. Martin, Jr.    Director and Chairman
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff      Director
125 Broad Street
New York, NY 10004

David J. Dietz           Director, Vice Chairman and Senior Vice President -
830 Third Avenue         Corporate Markets Group
New York, NY 10022

David L. Herzog          Director, Executive Vice President and Chief Financial
2929 Allen Parkway       Officer
Houston, TX 77019

Royce G. Imhoff, II      Director and President
2929 Allen Parkway
Houston, TX 77019

Nicholas A. O'Kulich     Director
70 Pine Street
New York, NY 10270

Gary D. Reddick          Director and Executive Vice President
2929 Allen Parkway
Houston, TX 77019

Martin J. Sullivan       Director
70 Pine Street
New York, NY 10270

 Name and Principal        Positions and Offices with Depositor
  Business Address         American General Life Insurance Company
--------------------       -----------------------------------------------------

James A. Galli             Executive Vice President
830 Third Avenue
New York, NY 10022

Paul L. Mistretta          Executive Vice President
2727-A Allen Parkway
Houston, TX 77019

James W. Weakley           Executive Vice President
2929 Allen Parkway
Houston, TX 77019

Wayne A. Barnard           Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein        Senior Vice President and Chief Actuary
2727-A Allen Parkway
Houston, TX 77019

Pauletta P. Cohn           Senior Vice President and Co-General Counsel
2929 Allen Parkway
Houston, TX 77019

William F. Guterding       Senior Vice President
830 Third Avenue
New York, NY 10022

Robert F. Herbert, Jr.     Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

Kyle L. Jennings           Senior Vice President and Co-General Counsel
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson          Senior Vice President
2929 Allen Parkway
Houston, TX 77019

 Name and Principal          Positions and Offices with Depositor
  Business Address           American General Life Insurance Company
--------------------         ---------------------------------------------------

Simon J. Leech               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Kent D. Major                Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien          Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Edward F. Bacon              Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael B. Boesen            Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark E. Bolding              Vice President
2929 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi          Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard L. Gravette          Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Joel H. Hammer               Vice President
1 Chase Manhattan Place
New York, NY 10005

 Name and Principal          Positions and Offices with Depositor
  Business Address           American General Life Insurance Company
--------------------         ---------------------------------------------------

Keith C. Honig               Vice President
1999 Avenue of the Stars
Los Angeles, CA 90067

Susan Howard                 Vice President
2929 Allen Parkway
Houston, TX 77019

Gary J. Kleinman             Vice President and Real Estate Investment Officer
1 Chase Manhattan Place
New York, NY 10005

Laura W. Milazzo             Vice President
2727 Allen Parkway
Houston, TX 77019

W. Larry Mask                Vice President, Real Estate Investment Officer and
2777 Allen Parkway           Assistant Secretary
Houston, TX 77019

Gordon S. Massie             Vice President
2929 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson           Vice President and Chief Compliance Officer
2929 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.         Vice President, Real Estate Investment Officer and
2929 Allen Parkway           Assistant Secretary
Houston, TX 77019

Kirsten M. Pedersen          Vice President
2929 Allen Parkway
Houston, TX 77019

Dennis H. Roberts            Vice President
2929 Allen Parkway
Houston, TX 77019

 Name and Principal          Positions and Offices with Depositor
  Business Address           American General Life Insurance Company
--------------------         ---------------------------------------------------

David M. Robinson            Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben           Vice President
#1 Franklin Square
Springfield, IL 62713

Kristen Sather               Vice President
1 Chase Manhattan Place
New York, NY 10005

Richard W. Scott             Vice President and Chief Investment Officer
2929 Allen Parkway
Houston, TX 77019

James P. Sennett             Vice President
2929 Allen Parkway
Houston, TX 77019

T. Clay Spires               Vice President
2727-A Allen Parkway
Houston, TX 77019

James P. Steele              Vice President
205 E. 10/th/ Street
Amarillo, TX 79101

Robert E. Steele             Vice President
205 E. 10/th/ Street
Amarillo, TX 79101

Dan E. Trudan                Vice President
#1 Franklin Square
Springfield, IL 62713

Nancy R. Yasso               Vice President
2727-A Allen Parkway
Houston, TX 77019

 Name and Principal                      Positions and Offices with Depositor
  Business Address                     American General Life Insurance Company
 ------------------                    ----------------------------------------

 Elizabeth M. Tuck                     Secretary
 70 Pine Street
 New York, NY 10270

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

   Listing of All Persons Directly or Indirectly Controlled By or Under Common
             Control with American General Life Insurance Company,
                          the Depositor of Registrant

================================================================================================================================
                                                                                                                   % of Voting
                                                                                                                   Securities
                                                                                                                    Owned by
                                                                                                                       its
                                                                                                Jurisdiction of     Immediate
Name of Corporation*                                                                             Incorporation       Parent
================================================================================================================================
American General Corporation                                                                          Texas            100%
--------------------------------------------------------------------------------------------------------------------------------
   AGC Life Insurance Company                                                                       Missouri           100%
--------------------------------------------------------------------------------------------------------------------------------
            AIG Annuity Insurance Company                                                             Texas            100%
--------------------------------------------------------------------------------------------------------------------------------
                     American General Assignment Corporation                                          Texas            100%
--------------------------------------------------------------------------------------------------------------------------------
                     American General Distributors, Inc.                                            Delaware           100%
--------------------------------------------------------------------------------------------------------------------------------
                     AG Fixed Annuity Marketing Group, Inc.                                         Delaware           100%
--------------------------------------------------------------------------------------------------------------------------------
            AIG Life of Bermuda, Ltd.                                                                Bermuda           100%
--------------------------------------------------------------------------------------------------------------------------------
            American General Life and Accident Insurance Company                                    Tennessee          100%
--------------------------------------------------------------------------------------------------------------------------------
            American General Life Insurance Company                                                   Texas            100%
--------------------------------------------------------------------------------------------------------------------------------
                     American General Annuity Service Corporation                                     Texas            100%
--------------------------------------------------------------------------------------------------------------------------------
                     American General Enterprise Services, LLC                                      Delaware           100%
--------------------------------------------------------------------------------------------------------------------------------
                     American General Equity Services Corporation                                   Delaware           100%
--------------------------------------------------------------------------------------------------------------------------------
                              American General Securities Incorporated                                Texas            100%
--------------------------------------------------------------------------------------------------------------------------------
                                      American General Insurance Agency, Inc.                       Missouri           100%
--------------------------------------------------------------------------------------------------------------------------------
                                      American General Insurance Agency of Alabama, Inc.             Alabama           100%
--------------------------------------------------------------------------------------------------------------------------------
                                      American General Insurance Agency of Georgia, Inc.             Georgia           100%
--------------------------------------------------------------------------------------------------------------------------------
                                      American General Insurance Agency of Hawaii, Inc.              Hawaii            100%
--------------------------------------------------------------------------------------------------------------------------------
                                      American General Insurance Agency of Massachusetts, Inc.    Massachusetts        100%
--------------------------------------------------------------------------------------------------------------------------------
                                      American General Insurance Agency of Nevada, Inc.              Nevada            100%
--------------------------------------------------------------------------------------------------------------------------------
                     American General International Investments, Inc.                               Delaware           100%
--------------------------------------------------------------------------------------------------------------------------------
                     American General Life Companies, LLC                                           Delaware           100%
--------------------------------------------------------------------------------------------------------------------------------
                     The Variable Annuity Life Insurance Company                                      Texas            100%
--------------------------------------------------------------------------------------------------------------------------------
                              VALIC Financial Advisors, Inc.                                          Texas            100%
--------------------------------------------------------------------------------------------------------------------------------
                              VALIC Retirement Services Company                                       Texas            100%
--------------------------------------------------------------------------------------------------------------------------------
                              VALIC Trust Company                                                     Texas            100%
--------------------------------------------------------------------------------------------------------------------------------
                              PESCO Plus, Inc.                                                      Delaware           100%
--------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
                                                                                                                     % of Voting
                                                                                                                      Securities
                                                                                                                       Owned by
                                                                                                                          its
                                                                                                   Jurisdiction of    Immediate
Name of Corporation*                                                                                Incorporation       Parent
---------------------------------------------------------------------------------------------------------------------------------

                                 American General Gateway Services, L.L.C.                             Delaware           100%
---------------------------------------------------------------------------------------------------------------------------------
                                 Parkway 1999 Trust                                                    Maryland           100%
---------------------------------------------------------------------------------------------------------------------------------
                                 American General Assignment Corporation of New York                   New York           100%
---------------------------------------------------------------------------------------------------------------------------------
               American General Property Insurance Company**                                           Tennessee         51.85%
---------------------------------------------------------------------------------------------------------------------------------
                        American General Property Insurance Company of Florida                          Florida           100%
---------------------------------------------------------------------------------------------------------------------------------
               North Central Life Insurance Company                                                    Minnesota          100%
---------------------------------------------------------------------------------------------------------------------------------
               The Old Line Life Insurance Company of America                                          Wisconsin          100%
---------------------------------------------------------------------------------------------------------------------------------
               The United States Life Insurance Company in the City of New York                        New York           100%
---------------------------------------------------------------------------------------------------------------------------------
      American General Assurance Company                                                               Illinois           100%
---------------------------------------------------------------------------------------------------------------------------------
               American General Indemnity Company                                                      Nebraska           100%
---------------------------------------------------------------------------------------------------------------------------------
               USLIFE Credit Life Insurance Company of Arizona                                          Arizona           100%
---------------------------------------------------------------------------------------------------------------------------------
      American General Bancassurance Services, Inc.                                                    Illinois           100%
---------------------------------------------------------------------------------------------------------------------------------
      American General Finance, Inc.                                                                    Indiana           100%
---------------------------------------------------------------------------------------------------------------------------------
               A.G. Financial Service Center, Inc.                                                       Utah             100%
---------------------------------------------------------------------------------------------------------------------------------
               AGF Investment Corp.                                                                     Indiana           100%
---------------------------------------------------------------------------------------------------------------------------------
               American General Auto Finance, Inc.                                                     Delaware           100%
---------------------------------------------------------------------------------------------------------------------------------
               American General Finance Corporation                                                     Indiana           100%
---------------------------------------------------------------------------------------------------------------------------------
                        Merit Life Insurance Co.                                                        Indiana           100%
---------------------------------------------------------------------------------------------------------------------------------
                        The National Life and Accident Insurance Company                                 Texas            100%
---------------------------------------------------------------------------------------------------------------------------------
                                 CommoLoCo, Inc.                                                      Puerto Rico         100%
---------------------------------------------------------------------------------------------------------------------------------
                        Service Bureau of Indiana, Inc.                                                 Indiana           100%
---------------------------------------------------------------------------------------------------------------------------------
                        Yosemite Insurance Company                                                      Indiana           100%
---------------------------------------------------------------------------------------------------------------------------------
               American General Financial Center, Inc.                                                  Indiana           100%
---------------------------------------------------------------------------------------------------------------------------------
               American General Financial Center, Incorporated                                          Indiana           100%
---------------------------------------------------------------------------------------------------------------------------------
               American General Financial Center Thrift Company                                       California          100%
---------------------------------------------------------------------------------------------------------------------------------
               American General Financial Services of Alabama, Inc.                                     Alabama           100%
---------------------------------------------------------------------------------------------------------------------------------
               HAS Residential Mortgage Services of Texas, Inc.                                        Delaware           100%
---------------------------------------------------------------------------------------------------------------------------------
               Thrift, Incorporated                                                                     Indiana           100%
---------------------------------------------------------------------------------------------------------------------------------
      American General International, Inc.                                                             Delaware           100%
---------------------------------------------------------------------------------------------------------------------------------
      American General Investment Management Corporation                                               Delaware           100%
---------------------------------------------------------------------------------------------------------------------------------
      American General Realty Investment Corporation                                                     Texas            100%
---------------------------------------------------------------------------------------------------------------------------------
               AGLL Corporation                                                                        Delaware           100%
---------------------------------------------------------------------------------------------------------------------------------
                        AG Land Associates, LLC                                                       California          100%
---------------------------------------------------------------------------------------------------------------------------------
      Green Hills Corporation                                                                          Delaware           100%
---------------------------------------------------------------------------------------------------------------------------------
      Knickerbocker Corporation                                                                          Texas            100%
---------------------------------------------------------------------------------------------------------------------------------
               American Athletic Club, Inc.                                                              Texas            100%
---------------------------------------------------------------------------------------------------------------------------------
               2929 Allen Parkway Venture, L.P.                                                          Texas            100%
---------------------------------------------------------------------------------------------------------------------------------
      Pavilions Corporation                                                                            Delaware           100%
---------------------------------------------------------------------------------------------------------------------------------
      USLIFE Real Estate Services Corporation                                                            Texas            100%
---------------------------------------------------------------------------------------------------------------------------------

    * Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.

  ** Also owned 48.15% by American General Life and Accident Insurance Company.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787, accession number 0000950123-02-003222, filed April 1, 2002.

Item 30.  Indemnification

Article VII, section 1, of the Company's By-Laws provides, in part, that the Company shall have power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that such person is or was serving at the request of the Company, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interest of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.

Article VII, section 1 (in part), section 2, and section 3, provide that the Company shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was acting in behalf of the Company, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the Company, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under section 1: (a) in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Company, unless and only to the extent that the court in which such action was brought shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall determine; (b) of amounts paid in settling or otherwise disposing of a threatened or pending action with or without court approval; or
(c) of expense incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

Article VII, section 3, provides that, with certain exceptions, any indemnification under Article VII shall be made by the Company only if authorized in the specific case, upon a determination that indemnification of the person is proper in the circumstances because the person has met the applicable standard of conduct set forth in section 1 of Article VII by (a) a majority vote of a quorum consisting of directors who are not parties to such proceeding; (b) approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or (c) the court in which such proceeding is or was pending upon application made by the Company or the indemnified person or the attorney or other persons rendering services in connection with the defense, whether or not such application by the attorney or indemnified person is opposed by the Company.

Article VII, section 7, provides that for purposes of Article VII, those persons subject to indemnification include any person who is or was a director, officer, or employee of the Company, or is or was serving at the request of the Company as a director, officer, or employee of another foreign or domestic corporation which was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriters

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for American General Life Insurance Company Separate Account A and American General Life Insurance Company Separate Account D, which both offer interests in variable annuities. American General Life Insurance Company also acts as principal underwriter for certain other separate accounts of American General Life Insurance Company affiliates.

(b)  Management.

Name and Principal            Positions and Offices with Underwriter
 Business Address             American General Equity Services Corporation
------------------            --------------------------------------------

J. Andrew Kalbaugh            Director, Chairman, Chief Executive Officer and
2727 Allen Parkway            President
Houston, TX 77019

Sander J. Ressler             Director, Vice President, Chief Compliance Officer
2727 Allen Parkway            and Secretary
Houston, TX 77019

Rodney O. Martin, Jr.         [Director and] Vice Chairman
2929 Allen Parkway
Houston, TX 77019

Name and Principal                  Positions and Offices with Underwriter
 Business Address                   American General Equity Services Corporation
------------------                  --------------------------------------------

Larry Blews                         Vice President
2727 Allen Parkway
Houston, TX 77019

James B. Brown                      Vice President
2727 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.              Vice President
2727-A Allen Parkway
Houston, TX 77019

Lucille S. Martinez                 Vice President
2727 Allen Parkway
Houston, TX 77019

Kathy Keith                         Treasurer
#1 Franklin Square
Springfield, IL 62713

Peter K. Lathrop                    Tax Officer
70 Pine Street
New York, NY 10270

Pauletta P. Cohn                    Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Steven A. Glover                    Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Lauren W. Jones                     Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming                     Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Name and Principal                  Positions and Offices with Underwriter
 Business Address                   American General Equity Services Corporation
------------------                  --------------------------------------------

Barbara J. Moore                    Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c)  Compensation From the Registrant.

Name of Principal   Net             Compensation       Brokerage    Other
Underwriter         Underwriting    on Events          Commissions  Compensation
                    Discounts and   Occasioning the
                    Commissions     Deduction of a
                                    Deferred Sales
                                    Load

American General         0                 0                0            0
Equity Services
Corporation

Item 32.  Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at #1 Franklin Square, Springfield, Illinois 62713.

Item 33.  Management Services Not applicable.

Item 34.  Fee Representation

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Pauletta P. Cohn and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(a) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 22nd day of January, 2003.

                                     AMERICAN GENERAL LIFE INSURANCE
                                     COMPANY

                                     SEPARATE ACCOUNT VL-R
                                     (Registrant)

                                 BY: AMERICAN GENERAL LIFE INSURANCE
                                     COMPANY

                                     (On behalf of the Registrant and itself)



                                 BY: /s/  ROBERT F. HERBERT, JR.
                                     ------------------------------------
                                     Robert F. Herbert, Jr.
                                     Senior Vice President, Treasurer and
                                       Controller

[SEAL]


ATTEST:  /s/  LAUREN W. JONES
         --------------------
         Lauren W. Jones
         Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                          Date
---------                          -----                          ----

/s/  RODNEY O. MARTIN, JR.      Director and Chairman        January 22, 2003
--------------------------
Rodney O. Martin, Jr.


/s/  DAVID L. HERZOG            Director and Chief           January 22, 2003
--------------------            Financial Officer
David L. Herzog


/s/  ROYCE G. IMHOFF, II        Director and President       January 22, 2003
------------------------
Royce G. Imhoff, II


/s/  M. BERNARD AIDINOFF        Director                     January 22, 2003
------------------------
M. Bernard Aidinoff


------------------------        Director                     January ___, 2003
David J. Dietz


/s/  NICHOLAS A. O'KULICH       Director                     January 22, 2003
-------------------------
Nicholas A. O'Kulich


/s/  GARY D. REDDICK            Director                     January 22, 2003
--------------------
Gary D. Reddick


/s/  MARTIN J. SULLIVAN         Director                     January 22, 2003
-----------------------
Martin J. Sullivan

                                  EXHIBIT INDEX

Item 27. Exhibits


         (h)(5)(e) Form of Amendment Ten to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc.

         (h)(7)(d) Form of Amendment Seven to Participation Agreement Among American General Life Insurance Company, American General Securities Incorporated, SAFECO Resources Series Trust, and SAFECO Securities, Inc.

         (h)(8)(e) Form of Amendment Nine to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc.

                                       E-1